Exhibit 10.7

Third Point Private Capital Partners

Subscription Booklet

Class I Shares

Class S Shares

Class D Shares

IN ORDER TO INVEST:

Please email this completed and executed Subscription Booklet to:

Sub-Administrator and Transfer Agent:

State Street Bank and Trust Company

1776 Heritage Drive,

North Quincy MA 02171

Mail Stop: JAB0340

Attention: Transfer Agency

E-mail: thirdpointbdcta_inq@statestreet.com

If you have any questions regarding completion of the Subscription Booklet,

please email thirdpointbdcta_inq@statestreet.com.

Please encrypt any information submitted electronically that contains an individual’s personally identifiable information (for example, Social Security and bank account numbers).

If the prospective investor determines not to subscribe for common shares, or if the prospective investor’s subscription is not accepted, please return or destroy, and delete all electronic copies of, information that has been provided about this investment opportunity, including without limitation any private placement or offering memoranda, declaration of trust, bylaws, subscription agreement, and any other related agreements or materials. Such agreements and materials contain highly confidential information, including trade secret, commercial and financial information, regarding Third Point Private Capital Partners. Any disclosure of this information could cause competitive harm to Third Point Private Capital Partners and its affiliates. By reading the information contained in such agreements and materials, each prospective investor agrees that this information (i) shall be used by such prospective investor solely in connection with making its investment decision with respect to the common shares of Third Point Private Capital Partners and shall not be used by such prospective investor for any other purpose, (ii) shall not, without the prior express written consent of Third Point Private Capital Partners, be reproduced, duplicated, disclosed or delivered, in whole or in part, to any other person (other than the prospective investor’s professional advisors bound by a duty of confidentiality) and (iii) shall be retained for only so long as is necessary.

THIRD POINT PRIVATE CAPITAL PARTNERS

INSTRUCTIONS

This Subscription Booklet relates to the offering of Class I, Class S and Class D common shares of beneficial interest, par value $0.001 per share (each a “Class” and collectively the “Common Shares”), of Third Point Private Capital Partners (the “Fund”), a Delaware statutory trust that intends to file or has filed an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each prospective investor should read the Confidential Private Placement Memorandum of the Fund (as amended, restated, supplemented and/or otherwise modified from time to time, the “Memorandum”), the Amended and Restated Declaration of Trust of the Fund (as amended, restated, supplemented, waived and/or otherwise modified from time to time, the “Declaration of Trust”), the Bylaws of the Fund (as amended, restated, supplemented, waived and/or otherwise modified from time to time, the “Bylaws,” and together with the Declaration of Trust, the “Governing Documents”) and the Investment Advisory Agreement between the Fund and Third Point Private Capital LLC (the “Adviser”) (as amended, restated, supplemented, waived and/or otherwise modified from time to time, the “Advisory Agreement”) and the attached Subscription Agreement. As used in the Subscription Booklet, the term “Shares” refers solely to the Class so designated by the Investor on the Investor Signature Page.

Each prospective investor must complete all of the applicable subscription documents included in this Subscription Booklet in the manner described below. For purposes hereof, the “Investor” is the person or entity for whose account the Shares of the Fund are being purchased. If the Subscription Agreement is being completed by a nominee, custodian or trustee on behalf of an Investor, please note in particular Section 2(y) of the Subscription Agreement. If any of the subscription documents included or referenced in this Subscription Booklet are executed for an Investor by its attorney-in-fact, a copy of the applicable power of attorney must be provided together with the executed Subscription Agreement.

1.	Each Investor must type or clearly print its name on the cover page of the Subscription Booklet, as well as complete both pages of the Investor Signature Page to the attached Subscription Agreement, and sign or have an authorized signatory of the Investor sign on its behalf where indicated on the Investor Signature Page.

2.	Each Investor must complete the Investor Information Form.

3.	Each Investor must complete each of Exhibits A – L, as applicable.

4.	Each Investor must execute and deliver the applicable U.S. Internal Revenue Service Form W-9, W-8BEN, W-8BEN-E, W-8EXP, W-8IMY or W-8ECI. The relevant forms are available at www.irs.gov. If delivering a Form W-8IMY, the Investor must deliver executed tax forms for each of its beneficial owners, as well as a withholding statement prepared in accordance with the instructions to Form W-8IMY. Failure to include a properly completed and executed tax form may result in amounts being withheld for taxes at the maximum applicable rates when a lower rate might have applied if the appropriate tax form had been included.

5.	Each Investor must email a completed and executed Subscription Agreement (including the Investor Signature Page, Investor Information Form and the Exhibits thereto) and the applicable tax form(s) to thirdpointbdcta_inq@statestreet.com. Please encrypt any information submitted electronically that contains an individual’s personally identifiable information (for example, Social Security and bank account numbers). As a condition to the acceptance of the Subscription Agreement, the Investor may be required to furnish other or additional documentation evidencing identity, qualification and/or authority to invest in the Fund.

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Send the originally executed copies of all such documents to:

State Street Bank and Trust Company

1776 Heritage Drive,

North Quincy MA 02171

Mail Stop: JAB0340

Attention: Transfer Agency

6.	After receipt and review of a completed Subscription Agreement and related documents, the Fund’s Sub-Administrator and Transfer Agent or Third Point will contact the Investor if such documents are incomplete, if the Investor is not eligible to subscribe for the Shares, or if additional information is necessary.

Inquiries regarding the Governing Documents should be directed to State Street Bank and Trust Company at thirdpointbdcta_inq@statestreet.com or by phone at (617) 662-7100.

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THIRD POINT PRIVATE CAPITAL PARTNERS

INVESTOR CHECKLIST

Each prospective Investor should utilize this checklist to ensure that it has completed this Subscription Booklet properly. For purposes hereof, the “Investor” is the person or entity for whose account the Shares of the Fund are being purchased.

☐	Read the attached Subscription Agreement.
☐	Type or clearly print the name of the Investor on the cover page of the Subscription Booklet.
☐

Type or clearly print the name of the Investor on the “Investor Signature Page” and sign or have an authorized signatory of the Investor sign on its behalf, type or clearly print the Investor’s requested Capital Commitment amount and answer the questions on both of the pages, and add or complete any additional items on the pages.

☐	Complete the “Investor Information Form,” including additional copies of the sheet if there are other contacts who the Investor would like to receive one or more of the permitted delivery items.
☐	Check each box on Exhibit A (“Accredited Investor Status”) that describes the Investor.
☐	Check each box on Exhibit B (“U.S. Person Status”) that describes the Investor.
☐

Check one category on Exhibit C, Section I (“Categories of Beneficial Ownership for Investment Advisers Act Reporting Purposes”) that best describes the Investor, and check one answer to the question in Section II.

☐	Answer each question on Exhibit D (“Plan Investor Representations”) by checking the responses that correctly describe the Investor.
☐

If the Investor is domiciled or has a registered office in the European Economic Area or the United Kingdom, the Investor should check each category that describes the Investor on Exhibit E. Otherwise, leave this exhibit blank.

☐	Check each box on Exhibit F (“Foreign Person / Non-U.S. Government Status”) that describes the Investor.
☐	Check each box on Exhibit G (“Government Entity Status”) that describes the Investor.
☐

Check each category in Exhibit H (“Financial Industry Regulatory Authority Rule 5130 and 5131 Questionnaire”), Section I, Part A that is/are applicable to the Investor. If no category in Section I, Part A is applicable to the Investor, the Investor should check the box in Section I, Part B. If the Investor checks one or more of the categories in Part A of Section I, the Investor may skip sections II, III and IV. Otherwise the Investor must complete sections II, III and IV, as applicable.

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☐	Check each category in Exhibit I (“FINRA Associations and Affiliations Questionnaire”), Section I, Part A that is/are applicable to the Investor. If no category in Section I, Part A is applicable to the Investor, the Investor should check the box in Section I, Part B. The Investor should also complete Section II, as applicable.

☐	Answer each question on Exhibit J (“FINRA Rule 2111 Questionnaire”) by checking each box that correctly describes the Investor.
☐	Answer each question on Exhibit K (“Anti-Money Laundering Supplement”) by checking each box that describes the Investor.
☐	Provide a list of authorized signatories on behalf of the Investor on Exhibit L, if applicable (“List of Authorized Signatories on Behalf of Investor”).
☐

Complete and sign the applicable U.S. Internal Revenue Service Form W-9, W-8BEN, W-8BEN-E, W-8EXP, W-8IMY or W-8ECI. These tax forms may be obtained from www.irs.gov. If delivering a Form W-8IMY, the Investor must deliver executed tax forms for each of its beneficial owners, as well as a withholding statement prepared in accordance with the instructions to Form W-8IMY.

Proprietary, Trade Secret and Confidential

SUBSCRIPTION AGREEMENT

To:          THIRD POINT PRIVATE CAPITAL PARTNERS

c/o Third Point Private Capital LLC

55 Hudson Yards, 51st Floor

New York, NY 10001

Ladies and Gentlemen:

Reference is made to the Confidential Private Placement Memorandum dated [ ] (as amended, restated, supplemented and/or otherwise modified from time to time, the “Memorandum”), relating to the offering of Class I, Class D and Class S common shares of beneficial interest, par value $0.001 per share (each a “Class” and collectively the “Common Shares”), of Third Point Private Capital Partners (the “Fund”), the Amended and Restated Declaration of Trust of the Fund (as amended, restated, supplemented, waived and/or otherwise modified from time to time, the “Declaration of Trust”), the Bylaws of the Fund (as amended, restated, supplemented, waived and/or otherwise modified from time to time, the “Bylaws,” and together with the Declaration of Trust, the “Governing Documents”) and the Investment Advisory Agreement between the Fund and Third Point Private Capital LLC (the “Adviser”) (as amended, restated, supplemented, waived and/or otherwise modified from time to time, the “Advisory Agreement,” and such Memorandum, Governing Documents and Advisory Agreement, together with this Subscription Agreement, being herein referred to as the “Offering Materials”) in the forms heretofore furnished to the undersigned. Capitalized terms used, but not defined, herein shall have the respective meanings given them in the Governing Documents.

1.       Subscription for Shares. Subject to the terms and conditions set forth in this Subscription Agreement and in the Governing Documents, the undersigned subscribing investor (the “Investor”) agrees (a) to purchase from the Fund the Class of Common Shares designated by the Investor on the “Investor Signature Page” (the “Shares”), and to contribute capital to the Fund with respect to such commitment, and make such other capital contributions and payments to the Fund as provided for in the Memorandum and the Governing Documents, in the manner and at the times provided in the Memorandum and the Governing Documents and (b) to be admitted to the Fund as a shareholder of the Fund with respect to such class. Subject to the terms of this Subscription Agreement and the Governing Documents, the Investor’s obligation to pay for Shares hereunder shall be unconditional, complete and binding upon the completion of the Closing (as defined below), provided, however, that for the convenience of the Fund, the Investor’s capital commitment shall be payable in installments as provided herein. For purposes of the Offering Materials, the Investor’s “Capital Commitment” shall be the amount of the Investor’s capital commitment accepted by the Fund with respect to the class of Shares so designated.

2.       Representations and Warranties of the Investor. The Investor hereby represents and warrants to, except as otherwise set forth below, as of the date the Investor signs this Subscription Agreement, as of the date of the Closing, and as of each date on which it makes a capital contribution to the Fund, and, as applicable, understands and agrees with the Fund and the Adviser as follows:

(a)       Suitability. THE INVESTOR HAS READ CAREFULLY AND UNDERSTANDS THE OFFERING MATERIALS AND THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, INCLUDING THE RISKS AND CONFLICTS OF INTEREST DESCRIBED IN THE MEMORANDUM. THE INVESTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED TO CONSULT ITS OWN ATTORNEY, ACCOUNTANT, TAX ADVISOR AND/OR INVESTMENT ADVISER WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE INVESTOR AND THE INVESTOR HAS CONSULTED ITS OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES RESULTING FROM THE INVESTOR’S ACQUISITION, OWNERSHIP AND DISPOSITION OF THE SHARES. THE FUND IS NOT INTENDED AS A PLAN OR PROGRAM FOR THE INVESTMENT OF PROCEEDS OF MUNICIPAL SECURITIES. SHARES OF THE FUND ARE NOT INTENDED FOR THE INVESTMENT OF THE PROCEEDS OF MUNICIPAL SECURITIES AND THE ADVICE OF THE ADVISER TO THE FUND SHALL NOT BE CONSTRUED AS ADVICE TO THE INVESTOR. ANY SPECIFIC ACKNOWLEDGMENT SET FORTH BELOW WITH RESPECT TO ANY STATEMENT CONTAINED IN THE OFFERING MATERIALS SHALL NOT BE DEEMED TO LIMIT THE GENERALITY OF THIS REPRESENTATION AND WARRANTY.

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(b)       Knowledge and Experience. The Investor and its purchaser representative (if any) currently have, and (unless the Investor has a purchaser representative) immediately prior to receipt of any offer regarding the Fund the Investor had, such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Fund. If the Investor has utilized a purchaser representative, the Investor has previously given the Fund notice in writing of such fact, specifying that such representative would be acting as the Investor’s “purchaser representative” as defined in Rule 501(i) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Investor understands that the Fund is a blind pool investment vehicle with no (or limited) operating history, that any investment performance information in the Memorandum or otherwise disclosed by the Adviser or any Affiliated Persons thereof during the course of the Investor’s due diligence relates to other investment funds or programs and not the Fund and there is no guarantee that the same or similar results will be achieved by the Fund. With respect to the compensation arrangements between the Fund and the Adviser set forth in the Advisory Agreement, the Investor (1) understands the proposed compensation arrangements and methods of calculating the management fee and incentive fee to be received by the Adviser and their risks, including that the receipt of such fees may create an incentive for the Adviser to make investment decisions on behalf of the Fund that are riskier or more speculative than would be the case in the absence of such arrangements, and that other arrangements more favorable to the Investor may be available in the market, and (2) agrees that the Governing Documents, the Advisory Agreement and such compensation arrangements represent arm’s-length arrangements between the Investor and the Fund, on the one hand, and the Adviser, on the other hand. The Investor has been informed that the offering of the Shares of the Fund is being made pursuant to the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof and/or Regulation D thereunder, relating to transactions by an issuer not involving any public offering, or else Regulation S or other similar exemptions in the jurisdictions in which Shares are offered and sold, and that, consequently, the materials relating to the offering have not been subject to the review and comment of the staff of the U.S. Securities and Exchange Commission (the “SEC”) or the U.S. Financial Industry Regulatory Authority (“FINRA”).

(c)       Distributions; Dividend Reinvestment Plan; Lack of Liquidity. The Investor has or will reserve sufficient available liquid assets to meet the capital contribution and return obligations set forth in this Subscription Agreement and understands that the Shares may not be redeemed and, except as otherwise provided in the Offering Materials, the Investor will not be permitted to withdraw capital from the Fund upon request. The Investor’s Capital Commitment to the Fund and other investments that are not readily marketable are not disproportionate to the Investor’s net worth, and the Investor has no need for immediate liquidity with respect to the Shares. As described more fully in the Memorandum, the Fund generally intends to pay quarterly distributions to shareholders out of assets legally available for distribution, and that the Fund will adopt or has adopted an “opt out” distribution reinvestment plan (“DRIP”), under which a shareholder participating in the DRIP will have cash distributions declared by the Fund and payable to such shareholder automatically reinvested under the DRIP in additional whole and fractional Shares. Shareholders who receive distributions in the form of additional Shares generally will be subject to the same U.S. federal, state and local tax consequences as shareholders who elect not to participate in the DRIP and receive cash distributions. The Investor understands and acknowledges that it will participate in the DRIP unless the Investor “opts out” in writing at least ten (10) business days prior to the record date for the first distribution that the Investor wishes to receive in cash, thereby electing to receive cash distributions. The Investor and the Fund agree and acknowledge that any distribution received by the Investor or reinvested by the Fund on the Investor’s behalf pursuant to the DRIP shall have no effect on the amount of the Investor’s Unfunded Capital Commitment (as defined below). For the purposes of this Subscription Agreement, the term “business day” shall have the meaning ascribed to it in Rule 14d-1(g)(3) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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(d)       Opportunity to Verify Information; Final Form. Representatives of the Fund have made available to the Investor, during the course of this transaction and a reasonable time prior to the purchase of the Shares, the opportunity to ask questions and receive answers from them concerning (1) information that the Investor has deemed necessary to make an informed investment decision and (2) the terms and conditions of the offering described in the Offering Materials, and to obtain any additional information that they possess or can acquire without unreasonable effort or expense that is necessary to verify the information contained in the Offering Materials or otherwise relative to the proposed activities of the Fund. The Investor understands that the Memorandum is not a public offering “prospectus” and does not purport to describe or otherwise address all material considerations relating to an investment in the Fund. The Investor understands that its investment in the Fund will be subject to the terms and conditions of this Subscription Agreement, the Memorandum and the Governing Documents in such final forms as shall be executed by the parties thereto and as the same may be amended or waived from time to time in accordance with their respective terms. The Investor further understands that certain of the terms and conditions of the Fund and the Shares originally set forth in the Memorandum may have been or may be modified and, as modified, will be reflected in the final form of the Memorandum.

(e)       Purchase for Investment. The Investor understands that: (1) the Investor must bear the economic risk of its investment until the completion of winding up of the Fund; (2) the Shares have not been registered under the Securities Act, and, therefore, cannot be resold or otherwise disposed of unless it is subsequently registered under the Securities Act (and the Investor has no right to cause such registration) or an exemption from such registration is available or such sale or disposition is made in accordance with the provisions of Regulation S under the Securities Act; (3) the Shares have not been registered under the laws of any jurisdiction outside of the United States and that the Investor is responsible for complying with any such laws, which may impose restrictions on the transfer or sale of the Shares by the Investor; (4) the Investor is purchasing the Shares for its own account and without a view toward distribution thereof; (5) the Investor may not resell or otherwise dispose of all or any of the Shares, except as permitted by law, including, without limitation, any regulations under the Securities Act and the applicable securities acts or similar statutes of the jurisdiction in which the Investor resides, including all regulations and rules under such laws, together with applicable published policy statements, instruments, notices and blanket orders or rulings of general applicability (collectively, “Applicable Securities Laws”), and any and all applicable provisions of the Governing Documents; (6) the transfer of the Shares and the substitution of another shareholder for the Investor are restricted by the terms of Section 8 of this Subscription Agreement; (7) under existing law, because the Fund intends to elect, or has elected, to be treated as a business development company (“BDC”) under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is not being registered, and does not intend to become registered, as an “investment company” under the 1940 Act or to register the Shares under the Securities Act or to otherwise supply the information that may be necessary to enable the Investor to sell the Shares; (8) Rule 144 under the Securities Act may not necessarily be available as a basis for exemption from registration of the Shares; and (9) there is no public or other market for the Shares, and it is not anticipated that such a market will ever develop. The Investor understands that for the foregoing reasons, the Investor will be required to retain ownership of the Shares and bear the economic risk of its investment in the Shares for an indefinite period of time. The Investor (i) will not, directly or indirectly, sell, assign, pledge, encumber, mortgage, divide, hypothecate or otherwise dispose of all or any of the Shares unless the Shares have been registered under the Securities Act, an exemption from registration is available or such sale or disposition is made in accordance with the provisions of Regulation S under the Securities Act and (ii) will not conduct hedging transactions in the Shares except in compliance with the Securities Act; provided, however, that even if such exemption is available or transaction is permissible, the assignability and transferability of the Shares will be governed by Section 8 which imposes substantial restrictions on transfers. Further, the Investor understands that the Governing Documents does not generally permit the sale or other transfer (including by will or the laws of descent and distribution) of the Shares unless the Fund consents thereto. Without limiting the generality of the foregoing, the Investor has not entered and, without prior written consent of the Fund, will not enter into: (A) a swap, structured note or other derivative instrument with a third party, the return from which is based in whole or in part on the return of the Fund; or (B) a variable annuity or insurance policy with a third party, the value of which is based in whole or in part on the return of the Fund. The Investor understands that the Shares will not be evidenced by a certificate subject to Article 8 of the Uniform Commercial Code.

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(f)       Investment Objectives and Advice; No Reliance. The purchase of the Shares by the Investor is consistent with the general investment objectives of the Investor. The Investor is able to bear the risk of loss of its entire investment in the Shares. The Investor has not relied on the Adviser, its members, managers, officers, directors, partners, shareholders, employees, agents or Affiliated Persons for investment advice with respect to an investment in the Fund or the investment of the “proceeds of municipal securities”. Other than as set forth herein, in any side letter with the Investor or in the Offering Materials, in making a decision to proceed with an investment in the Shares, the Investor is not relying upon any representation, warranty or agreement by the Fund, the Adviser, their respective members, managers, officers, directors, partners, shareholders, employees, agents or Affiliated Persons or any agent or representative of any of them, written or otherwise. The Investor agrees that it is solely responsible for making a decision with respect to the merits of the purchase of Shares based upon its own evaluation and analysis. The Investor confirms that none of the Adviser or any Affiliated Person of any of the foregoing has made any recommendation as to the suitability of the purchase of Shares. In addition, at no time was the Investor solicited by or offered an opportunity to invest in the Fund by means of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media (including, but not limited to, any publications via the internet or any social media platform, in each case, that are not password protected) or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general solicitation or advertising. The Investor has not engaged (and agrees not to engage in the future) in any “general solicitation” as defined for purposes of Securities Act rules or other conduct described in the preceding sentence in a manner that, if such activity had been conducted by or on behalf of the Fund, would result in the Fund being viewed as having offered Shares of the Fund pursuant to a form of “general solicitation.”

(g)       Securities Laws. The Investor’s responses regarding certain U.S. securities law qualifications provided in Exhibits A – B hereto are true and accurate. The Investor received the Offering Materials and first learned of the Fund in the jurisdiction listed as the address of the Investor set forth on the Investor Signature Page. If such jurisdiction is a state within the United States, the Investor intends that the state securities laws of such state alone shall govern this transaction. If the Investor is not a resident of the United States, the Investor understands that it is the responsibility of the Investor to satisfy himself, herself or itself as to full observance of the laws of any relevant territory outside of the United States in connection with the offer and sale of the Shares, including obtaining any required governmental or other consent, approval or authorization and observing any other applicable formalities, and represents, to the best of its knowledge, that no filing or registration with or approval by the relevant governmental authorities or self-regulatory organizations in such jurisdiction is required in connection with the offer and sale of the Shares to the Investor. Neither the Investor nor any Person that, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power with respect to the Shares, which includes the power to vote, or to direct the vote, with respect to the Shares, or investment power over the Shares, which includes the power to dispose, or direct the disposition of, the Shares, is the subject of any conviction, order, judgment, decree, suspension, expulsion or bar described in Rule 506(d) under the Securities Act that, if any such Person were deemed to be a 20% beneficial owner of the outstanding voting equity securities of an issuer seeking to rely on Rule 506, would require disclosure by such issuer under Rule 506(e) or disqualify such issuer from relying on Rule 506 (a “Disqualification Event”). There are no actions pending against the Investor or any such other Person that would, if adversely determined, result in such a disqualification. The Investor will promptly notify the Fund if the Investor or any such other Person becomes subject to any such conviction, order, judgment, decree, suspension, expulsion or bar. The Investor also understands that the Fund may periodically request affirmation that the Investor has not become subject to a Disqualification Event at any date after the date hereof and that failure by the Investor to respond in writing to any such request shall be deemed as an affirmation and restatement by the Investor of the representations, warranties and covenants relating to Disqualification Events in this Section 2(g).

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(h)       1940 Act Representations. Unless the Investor has otherwise indicated by checking the applicable box(es) on the Investor Signature Page, if the Investor is a corporation, trust, partnership, limited liability company, fund, association or organized group of persons, whether incorporated or not:

(1)	The Investor (i) is not registered as an investment company under the 1940 Act; (ii) has not elected to be regulated as a business development company under the 1940 Act; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the 1940 Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a business development company;

(2)	To the extent the Investor relies on Section 12(d)(1)(E) of the 1940 Act, for so long as the Investor relies on Section 12(d)(1)(E) of the 1940 Act, the Investor shall (a) agree either to seek instructions from its security holders with regard to the voting of all proxies with respect to the Shares and to vote such proxies only in accordance with such instructions, or to vote the Shares held by it in the same proportion as the vote of all other holders of the Shares, and (b) refrain from substituting Shares unless the SEC shall have approved such substitution in the manner provided in Section 26 of the 1940 Act; and

(3)	The Investor acknowledges that the Adviser has informed the Investor that the Fund has filed a registration statement on Form 10 to register its Shares under the Exchange Act, and that its Shares will be or are registered under the Exchange Act, and therefore the Investor may be required to make certain filings with the SEC pursuant to Section 13 or Section 16 of the Exchange Act, as applicable, including but not limited to, beneficial ownership reports on Schedules 13D or 13G if the Investor holds over 5% of the Shares and insider transaction reports on Forms 3, 4 or 5 if the Investor holds over 10% of the Shares.

(i)       Electronic Delivery. Until the completion of winding up of the Fund or for so long as the Investor is a shareholder or investor in any private investment fund sponsored by the Adviser, the Adviser and the Fund may provide in any electronic medium (including via email, website access, portal (including, without limitation, a hosted portal provided by a third party), internet or similar delivery method) any disclosure or document that is required by the U.S. Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) or any other applicable securities laws to be provided by such entity to its clients or that the Adviser elects to deliver to Investors or investors in any private investment fund sponsored by it. The Investor may revoke such agreement to receive such documents via electronic medium at any time by written notice to the Adviser specifying such revocation.

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(j)        Municipal Advisors/Obligated Persons. If the Investor is a “municipal entity” or an “obligated person” or any other entity for which the source of capital contributions to the Fund will include capital provided by a “municipal entity” or “obligated person,” the Investor acknowledges that (1) the Fund was not marketed to the Investor as a plan or program for the investment of the “proceeds of municipal securities,” (2) in making its investment decision the Investor is not relying on the Adviser for advice with respect to “municipal financial products” or the issuance of “municipal securities” or concerning the Investor’s “investment strategies,” (3) neither the Fund nor the Adviser has any intention to register with the SEC as a “municipal advisor,” and (4) the Investor will not be afforded the protections under Section 15B(a)(1)(B) of the Exchange Act. The Fund will assume, unless the Investor has notified the Fund to the contrary, that the source of the Investor’s capital contributions to the Fund are not and will not be “proceeds of municipal securities.” For purpose of this Section 2(j), terms in quotation marks are as defined in Rule 15Ba1-1 under the Exchange Act. Pursuant to Rule 15Ba1-1 under the Exchange Act, “proceeds of municipal securities” includes monies derived by a “municipal entity” from the sale of “municipal securities,” but when such monies are spent to carry out the authorized purposes of the municipal securities, they cease to be proceeds of a municipal security. If for any reason the acknowledgements or assumptions in this Section 2(j) cease to be accurate, the Investor will notify the Fund and cooperate with the Fund to eliminate any material adverse effect on the Fund, the Adviser, or their Affiliated Persons, which cooperation may include transferring the Investor’s interest in the Fund.

(k)       Privacy Notice. If the Investor is a natural person (or the alter ego of a natural person, e.g. a grantor trust or 401(k)/IRA Investor (as defined below)), the Investor has received the notice attached at the end of the Subscription Booklet regarding privacy of nonpublic personal information under Regulation S-P, 17 C.F.R. 248.1 - 248.30 (“Regulation S-P”), and agrees that the Shares are a financial product that the Investor has requested and authorized. In accordance with Section 14 of Regulation S-P, the Investor understands and agrees that the Fund may disclose nonpublic personal information of the Investor to the other shareholders, as well as to the Fund’s accountants, attorneys and other service providers as necessary to effect, administer and enforce the Fund’s and the Investors’ rights and obligations.

(l)       Fund Elections. The Investor understands that the Fund has filed or intends to file elections to be treated as (i) a business development company under the 1940 Act and (ii) a regulated investment company within the meaning of Section 851 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes; pursuant to those elections, the Investor will be required to furnish certain information to the Fund as required under Treasury Regulations Section 1.852-6(a) and other regulations. If the Investor is unable or refuses to provide such information directly to the Fund, the Investor understands that it will be required to include additional information on its income tax return as provided in Treasury Regulations Section 1.852-7.

(m)        Consent to Electronic Delivery of Tax Documentation.  The Investor (i) consents to receive Form 1099s and other tax related information and documentation from the Fund electronically via email, an internet portal, website or another electronic reporting medium in lieu of paper copies and (ii) will confirm this consent electronically at a future date in a manner set forth by the Adviser at such time. The Investor may revoke or restrict its consent to electronic delivery of tax documentation at any time by notifying the Adviser, in writing, of the Investor’s intention to do so, and will thereafter receive such tax documentation in paper form.

Proprietary, Trade Secret and Confidential

(n)        Benefit Plan Investor Status; Other Plan Investor Status; Self-Directed Plan Investors. The Investor has indicated on Exhibit D hereto whether or not it is, or is acting on behalf of, a “Benefit Plan Investor” or an “Other Plan Investor,” in each case as such term is used in Exhibit D, and made certain other representations and warranties in such Exhibit D. Unless the Investor has indicated that it is a “Benefit Plan Investor” on the Investor Signature Page and on Exhibit D, the Investor is not, and will not hereafter permit itself to become, a “benefit plan investor” as defined in Section 3(42) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Without limiting the generality of the foregoing, if the Investor is not a Benefit Plan Investor as of the date hereof, the Investor shall promptly notify the Fund in writing in the event it ever becomes, or there is a material likelihood that it will become, a Benefit Plan Investor. If the Investor is a “Benefit Plan Investor” or an “Other Plan Investor,” in each case as such term is used in Exhibit D, the Investor’s participants are not permitted to self-direct investments, unless the Investor (1) is investing for the account of an individual participant or owner of either a self-directed 401(k) plan, a self-directed “individual retirement account” within the meaning of Section 408(a) of the Code, or a self-directed “Roth IRA” within the meaning of Section 408A of the Code (each, a “401(k)/IRA Investor”), and (2) has indicated that it is a 401(k)/IRA Investor on the Investor Signature Page. If the Investor is a 401(k)/IRA Investor, the Shares shall, at all times after the purchase thereof by the Investor and prior to any transfer of such Shares pursuant to the terms of Section 8 and the Governing Documents, be beneficially owned solely by one individual.

(o)       FOIA Investors. If the Investor is a FOIA Investor (as defined below), the Investor has so indicated by checking the appropriate box on the Investor Signature Page. If the Investor is not a FOIA Investor, it shall promptly notify the Fund if it becomes a FOIA Investor at any time subsequent to the date hereof. “FOIA Investor” shall mean any Investor that is (1) an entity that is directly or indirectly subject to either Section 552(a) of Title 5, United States Code (commonly known as the “Freedom of Information Act”) or any similar U.S. or non-U.S. federal, state, county or municipal public disclosure law; (2) an entity that is subject, by regulation, contract or otherwise, to disclose Fund information to a U.S. or non-U.S. trading exchange or other market where interests in such entity are sold or traded; (3) a pension fund or retirement system for a U.S. or non-U.S. government entity; (4) an entity who, by virtue of such entity’s (or any of its Affiliated Persons) current or proposed involvement in government office, is required to or will likely be required to disclose Fund information to a U.S. or non-U.S. governmental body, agency or committee (including, without limitation, any disclosures required in accordance with the Ethics in Government Act of 1978, as amended, and/or any rules and regulations of any executive, legislative or judiciary organization); (5) an agent, nominee, fiduciary, custodian or trustee for any Person described in clauses (1) through (4) above or (6) below where Fund information provided to or disclosed to such agent, nominee, fiduciary, custodian or trustee could at any time become available to such Person described in clauses (1) through (4) above or (6) below; or (6) an Investor that is itself an investment fund or other entity that has any entity described in clauses (1) through (5) above as a partner, member or other beneficial owner where Fund information provided to or disclosed to such Investor could at any time become available to such partner, member or other beneficial owner.

(p)       Status as a Non-U.S. Investor and/or Restricted Investor. If the Investor is a Non-U.S. Investor (as defined below), the Investor has so indicated by checking the appropriate box on the Investor Signature Page. A “Non-U.S. Investor” for purposes of this Section 2(p) means any of the following: (1) a citizen of a country other than the United States, (2) an entity organized under the laws of a jurisdiction other than those of the United States or any state, territory or possession of the United States, (3) a government other than the government of the United States or of any state, territory or possession of the United States or (4) a Person controlled by any of the foregoing. Additionally, if the Investor is a Restricted Investor (as defined below), the Investor has so indicated on the Investor Signature Page. A “Restricted Investor” for purposes of this Section 2(p) means an entity organized under the laws of the United States or any state, territory or possession of the United States of which more than 1% of the “capital stock” (as such term is used in Section 310(b) of the U.S. Federal Communications Act of 1934, as amended, and has been interpreted by the U.S. Federal Communications Commission or any successor governmental agency) is owned of record or voted by Non-U.S. Investors. If the Investor determines that it is a Restricted Investor, has become a Restricted Investor, or if the percentage of its “capital stock” that is owned of record or voted by Non-U.S. Investors increases by 1% or more, after the date hereof, the Investor will immediately notify the Fund in writing, including the percentage of its “capital stock” that is owned of record or voted by Non-U.S. Investors. The term “capital stock” includes equity interests other than stock (e.g., investor interests).

Proprietary, Trade Secret and Confidential

(q)       European Economic Area and United Kingdom Investors. If the Investor is resident in, or has a registered office in, the European Economic Area (the “EEA”) or the United Kingdom, then the Investor makes the declarations, representations and warranties as set out in Exhibit E. Additionally, (1) no representative of the Adviser or its Affiliated Persons or agents has marketed (within the meaning of EU Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers (as amended from time to time, “AIFMD”)) the Shares of the Fund to the Investor or its Affiliated Persons; (2) the Investor approached the Adviser or its Affiliated Persons or agents at its own initiative with a request to receive information in respect of the Fund (the “Request for Offering Materials”) and not as a result of a direct or indirect offer or placement of the Shares of the Fund initiated by the Adviser or its Affiliated Persons or agents; (3) there was no approach initiated by the Adviser or its Affiliated Persons or agents relating to the marketing or offering of Shares of the Fund prior to the Investor’s Request for Offering Materials; and (4) the Investor did not receive the Memorandum or any excerpt therefrom or any other Offering Materials relating to the Fund prior to its Request for Offering Materials. The Investor understands that it will not receive any disclosure or reporting that is specifically intended to comply with AIFMD.

(r)       Foreign Person Status. The Investor has provided certain information in Exhibit F regarding its “Foreign Person” and “Non-U.S. Government” status for purposes of Section 721 of the United States Defense Production Act of 1950, as amended, including all implementing rules and regulations thereof (“DPA”) and laws, rules, regulations, directives or special measures related to the Committee on Foreign Investment in the United States (“CFIUS”) or similar laws or regulations, and such information is true and accurate.

(s)        Government Entity Status. The Investor’s responses regarding its status as a “government entity” (within the meaning of Rule 206(4)-5 of the Investment Advisers Act) or if it is (i) acting as trustee, custodian or nominee for a beneficial owner that is such a “government entity” or (ii) an entity that is majority owned by such a “government entity” and the additional information provided by the Investor with respect thereto in Exhibit G hereto are true and accurate.

(t)        New Issues and FINRA Matters. The Investor has provided certain information in Exhibit H regarding its “restricted person” and “covered person” status for purposes of FINRA Rule 5130 (as amended and/or restated from time to time and including any successor thereto, “Rule 5130”) and FINRA Rule 5131 (as amended and/or restated from time to time and including any successor thereto, “Rule 5131”), as well as regarding, among other things, the Investor’s FINRA associations and affiliations in Exhibit I, and such information is true and accurate. The Investor understands that, in connection with the Fund’s purchase of new issues (as defined in Rule 5130), including public offerings of portfolio companies, and any representations the Fund is required to make in connection therewith, the Fund will be relying on the information contained in such Exhibit H and/or Exhibit I. The Investor will promptly notify the Fund in writing if any of the information contained in such Exhibit H or Exhibit I ceases to be true and accurate and will provide updated information upon request with respect to the matters covered therein. Without limiting the generality of the foregoing, the Investor will provide information regarding its “restricted person” and “covered person” status and FINRA associations and affiliations to the Adviser upon request, as well as its status, affiliations and associations under any related or successor FINRA rules or regulations. The Investor understands that failure to fully and accurately complete Exhibit H or failure to respond to a request for an update to such information may result in some or all of the Investor’s Shares being treated as held by a Non-Exempt Restricted Person (as defined in Exhibit H) for purposes of Rule 5130 or by a Non-Exempt Covered Person (as defined in Exhibit H) for purposes of Rule 5131. The Investor further understands that to the extent it is a Non-Exempt Restricted Person or Non-Exempt Covered Person, or is an account or entity in which a Non-Exempt Restricted Person or Non-Exempt Covered Person for such purposes has a “beneficial interest,” or is treated as such, the Fund may need to limit or restrict the Investor’s right to participate in allocations and/or distributions with regard to certain new issues purchased by the Fund in order to comply with Rule 5130 or Rule 5131, and that the Fund will make such determinations regarding the need for and extent of such limitations or restrictions based on the information provided by the Investor in respect of such matters.

Proprietary, Trade Secret and Confidential

(u)       FINRA Rule 2111. The Investor has completed the suitability certification in Exhibit J pursuant to FINRA Rule 2111 regarding its status as an “Institutional Account” as defined in FINRA Rule 4512(c).

(v)       Anti-Money Laundering Provisions. The Investor acknowledges that the Fund, the Adviser and their respective Affiliates are, or may become, subject to certain anti-money laundering laws, regulations and related pronouncements and are otherwise prohibited from engaging in transactions with, or providing services to, certain foreign countries, territories, entities and individuals, including, without limitation, specially designated nationals, specially designated narcotics traffickers and other parties subject to United States government or United Nations sanctions and embargo programs. In furtherance of the foregoing:

(1)       The Investor hereby agrees to use its reasonable best efforts to ensure that:

(A)	No contribution or payment by such Investor to the Fund shall be derived from, or related to, any activity that is deemed criminal under U.S. or non-U.S. law or regulation;

(B)	No contribution or payment by such Investor to the Fund, to the extent that such contribution or payment is within such Investor’s control, and no distribution to such Investor (assuming such distribution is made in accordance with instructions provided to the Fund by such Investor shall cause the Fund, the Adviser or any of their Affiliated Persons to be in violation of any law, regulation or administrative pronouncement applicable to the Fund, the Adviser or any of their Affiliated Persons, including without limitation the United States Bank Secrecy Act of 1970 (the “BSA”), the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 or the Anti-Money Laundering Act of 2020, and in each case, such statute as amended and any successor statute thereto and including all regulations promulgated thereunder, as well as any other applicable laws, regulations or administrative pronouncements concerning money laundering, criminal activities or government sanctions (collectively, the “Anti-Money Laundering Laws”); and

(C)	All contributions by such Investor to the Fund and all distributions to such Investor from the Fund will be made in the name of such Investor and to and from (i) a bank account of a bank based or incorporated in or formed under the laws of the United States, (ii) a bank that is not a “foreign shell bank” within the meaning of the BSA, or (iii) a bank that is not organized or chartered under the laws of a Non-Cooperative Jurisdiction.[1]

1 A “Non-Cooperative Jurisdiction” is any foreign country or territory that is designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force.

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(3)       The Investor hereby represents that (A) such Investor is not, (B) no Affiliated Person of such Investor is, (C) if such Investor is a privately held entity no person or entity having a beneficial interest in such Investor is, and (D) no person or entity for which the Investor is acting as an agent or nominee is: a prohibited country, territory, or person or entity listed on the Specially Designated Nationals and Blocked Persons List (the “SDN List”), the Sectoral Sanctions Identifications List (the “SSI List”), each as maintained by the Office of Foreign Assets Control of the United States Department of Treasury (“OFAC”), any other similar list maintained by OFAC or a similar list maintained pursuant to European Union, United Kingdom and/or Cayman Islands regulations and/or legislation, resident in or organized under the laws of any comprehensively sanctioned country or territory, 50% or more owned or controlled by any of the foregoing (each of the foregoing, a “Sanctioned Person”), a “senior foreign political figure,” or any “immediate family member” or “close associate” of a senior foreign political figure, as such terms are defined below, or a “foreign shell bank” within the meaning of the BSA (collectively, “Sanctions Regulations”).

For purposes hereof, a “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure; “immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws; and a “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(4)       The Investor shall promptly notify the Fund if any of the representations in this Section 2(v) cease to be true and accurate regarding such Investor. The Investor shall promptly provide to the Fund any additional information regarding such Investor, its controlling Persons or its beneficial owner(s) that the Fund deems necessary or advisable in order to determine or ensure compliance with the Anti-Money Laundering Laws or the Sanctions Regulations or to respond to requests for information concerning the identity of the Fund’s direct and indirect investors from any governmental authority, self-regulatory organization or financial institution or other intermediary in connection with its anti-money laundering or government sanctions compliance procedures. The Investor further understands that the Fund may release confidential information about such Investor and, if applicable, any of its control Persons or beneficial owners, to proper authorities if the Fund determines, after consultation with counsel, that such disclosure is required by applicable laws, regulations or administrative pronouncements, to respond to requests for information concerning the identity of the Fund’s direct or indirect investors from any governmental authority or self-regulatory organization concerning compliance with the laws set forth above, or in order to comply with suggested guidelines, policies or procedures of any trade association, self-regulatory organization, or from any financial institution or other intermediary in connection with such financial institution’s or other intermediary’s anti-money laundering or government sanctions compliance procedures.

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(5)       The Investor understands and agrees that if at any time it is discovered that such Investor has made a contribution or payment to the Fund of money derived from, or related to, any activity that is deemed criminal under U.S. or non-U.S. law or that causes the Fund, the Adviser or any of their Affiliated Persons to be in violation of the Anti-Money Laundering Laws, any distribution to such Investor made in accordance with such Investor’s instructions is “blocked” under the Anti-Money Laundering Laws or the Sanctions Regulations, such Investor or any person or entity described in clauses (3)(A), (B), (C) or (D) above is or becomes a Sanctioned Person, or if otherwise required by the Anti-Money Laundering Laws or the Sanctions Regulations, the Fund may, notwithstanding any provision of the Governing Documents to the contrary, undertake appropriate actions to ensure compliance with any applicable law, regulation or pronouncement related to the foregoing, including, but not limited to, the following:

(A)	The Fund, upon delivery of notice to that effect to the affected Investor, may “freeze” such Investor’s interest in the Fund and, in that event: (A) shall not permit the Fund to accept any additional capital contributions from such Investor (in which case the subscription of such Investor shall be reduced to the amount of capital contributions that had previously been made to the Fund by such Investor), (B) shall cause such Investor’s Unfunded Capital Commitment to be reduced to zero, (C) shall not permit the Fund to make any distributions to such Investor in respect of its frozen interest after the delivery of such notice, subject in all events to compliance with applicable law and/or (D) may adjust the capital contribution, allocation, distribution and other provisions of this Subscription Agreement among such Investor whose interest is frozen and the other investors while such Investor’s interest is frozen and thereafter to give effect to the “freezing” (and any subsequent “unfreezing”) of such Investor’s interest in such manner that the Fund determines to be appropriate under the circumstances and consistent with applicable law, regulation or administrative pronouncement; and

(B)	In the alternative, the Fund, subject to compliance with applicable law, (A) may cause the Fund to redeem such Investor’s frozen interest using the Fund’s funds at a price equal to the lesser of (1) the capital contributions of such Investor, (2) the amount such Investor would be entitled to receive if the Fund were liquidated as of the date of delivery of the notice and all of the Fund’s assets were sold for their fair market values (as determined by the Fund) and (B) shall cause the Fund to redeem such Investor’s frozen interest at such price if required by law, regulation or government order.

(6)       Each Investor acknowledges and agrees that the Fund may release confidential information regarding such Investor and, if applicable, any of its beneficial owners, to government authorities if the Fund, in its sole discretion, reasonably determines that releasing such information is in the best interest of the Fund in light of the Anti-Money Laundering Laws or to respond to requests for information concerning the identity of the Fund’s investors from any government authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures. The Investor acknowledges and agrees that the Fund shall have the authority to adjust the application of this Subscription Agreement as may be appropriate in order to implement, to the maximum extent feasible any such adjustment; provided, however, that any such adjustment shall be effected in such a manner that the intent, spirit, operation and effect of the provisions of this Subscription Agreement are preserved, to the extent consistent with applicable law, after taking into account the actions taken by the Fund pursuant to this Section 2(v). To the extent permitted by applicable law, the Fund may amend the provisions of this Subscription Agreement to reflect any such adjustments without the consent of any Investor or other Person and notwithstanding any other provision of this Subscription Agreement.

Proprietary, Trade Secret and Confidential

(7)       Notwithstanding anything to the contrary herein, the Investor understands and agrees that the Fund may, in its sole discretion and without the approval of any Investor or any other Person, agree in writing with any Investor to alternate representations and covenants reasonably designed to ensure compliance with applicable anti-money laundering and other criminal laws, regulations and administrative pronouncements and government sanctions, and thereby expressly waive compliance with all or any part of this Section 2(v). The Investor agrees that any terms contained in such writing to or with an Investor shall govern with respect to such Investor notwithstanding the provisions of this Subscription Agreement.

(w)       Regulatory Matters. The Investor understands that certain investors, pursuant to laws, rules, regulations or policies applicable to such investors, may require the Fund, the Adviser or their Affiliated Persons to provide certifications, representations, warranties and covenants in connection with their investment in the Fund. In some cases, the applicable investor may have the ability to elect to cease funding its commitment or withdraw from the Fund (among other remedies) if there is a breach of such certifications, representations, warranties or covenants, each of which could have a material impact on the Fund and its operations. In addition, the Investor confirms that, to the best of its knowledge, no payment, fee, compensation, consideration or other benefit of any kind, direct or indirect, has been received by, or directed to, any government official or any agent, employee or representative of the Investor, in each case, respecting, arising out of, or in connection with the Investor’s investment in the Fund.

(x)       Power and Authority; No Conflicts. This Subscription Agreement has been duly executed by the Investor and constitutes, and the Governing Documents, when and if the Investor is admitted as a shareholder, will constitute, a valid and legally binding agreement on the Investor. The Investor has obtained all necessary consents, approvals and authorizations of government authorities and other Persons required to be obtained in connection with its execution and delivery of this Subscription Agreement and the performance of its obligations hereunder. If the Investor is a natural person, the Investor has the legal capacity to execute, deliver and perform its obligations under this Subscription Agreement and grant the power of attorney as described in Section 13 of this Subscription Agreement and if the Investor lives in a community property state in the United States, either (i) the source of the Investor’s capital contributions to the Fund will be the Investor’s separate property and the Investor will hold the Shares as separate property, or (ii) the Investor has the authority alone to bind the community with respect to this Subscription Agreement and the Governing Documents. If the Investor is a corporation, trust, partnership, limited liability company, governmental agency or other entity, whether domiciled in the U.S. or elsewhere: (1) it has the requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement and the Governing Documents; (2) the person or entity signing this Subscription Agreement on behalf of the Investor has been duly authorized to execute and deliver this Subscription Agreement and grant the power of attorney as described in Section 13 of this Subscription Agreement on the Investor’s behalf; and (3) such execution and delivery do not, and the performance by the Investor of its obligations contemplated by this Subscription Agreement and the Governing Documents will not, violate, conflict with or cause the Investor to be in default under, the terms of the Investor’s charter, bylaws, memorandum, partnership agreement or similar governing document or any other agreement, instrument, lien or judgment, or any U.S. or non-U.S. law, regulation, permit or registration to which the Investor is a party or by which it or its assets is bound.

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(y)        Nominees and Custodians; Trustees; Non-U.S. Entities. If the undersigned is acting as a nominee or custodian (other than for tax purposes) for another Person in connection with the purchase and holding of the Shares, the undersigned has so indicated on the Investor Signature Page (it being understood that the Fund is not undertaking to treat any Person other than the undersigned as the owner of the Shares for applicable tax purposes). The undersigned is not acting as a nominee or custodian for tax purposes for another Person in connection with the purchase and holding of the Shares. The representations and warranties contained in this Subscription Agreement and any other documents provided to the Fund in connection with the Investor’s investment in the Fund regarding the “Investor” are true and accurate with regard to the Person for which the undersigned is acting as nominee or custodian. Without limiting the generality of the foregoing, the representations and warranties regarding the status of the Investor in the Exhibits hereto are true with respect to, and accurately describe, the Person for which the undersigned is acting as nominee or custodian and the undersigned nominee or custodian has the full power and authority to make such representations on behalf of and execute binding agreements enforceable against such Person. The Person for which the undersigned is acting as nominee or custodian will not transfer or otherwise dispose of or distribute any part of its economic or beneficial interest in (or any other rights with respect to) the Shares without complying with Applicable Securities Laws and all of the applicable provisions of Section 8 of this Subscription Agreement and the Governing Documents as if such Person were a direct Investor in the Fund and were transferring Shares of the Fund. If the undersigned is acting as nominee or custodian for another Person, the undersigned agrees to provide such other information as the Fund may reasonably request regarding the undersigned and the Person for which the undersigned is acting as nominee or custodian in order to determine the eligibility of the Investor to purchase the Shares, the identity of the Person for which the undersigned is acting as nominee or custodian and the source of its capital contributions or payments to the Fund. If the undersigned is a trustee of a trust, all of the representations and warranties contained in this Subscription Agreement (and the Exhibits hereto) and any other documents provided to the Fund in connection with the Investor’s investment in the Fund are true with respect to such trust, such trustee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Fund and the representations in Section 2(x) with respect to the power and authority of, and lack of conflicts with the governing documents of and other applicable agreements and laws binding upon the Investor, are made both by the Investor and such trustee, this Subscription Agreement has been duly executed on behalf of the Investor by such trustee, is binding against such trustee in such capacity and such trustee has obtained all necessary consents described in such Section 2(x). If the undersigned is a non-U.S. entity without separate legal personality under the laws of the jurisdiction of its formation, the representations and warranties regarding the “Investor” in Section 2 and any other documents provided to the Fund in connection with the Investor’s investment in the Fund are made on behalf of and regarding such non-U.S. entity by the Person (such as its general partner) that has the power and authority to act on behalf of or in trust of such non-U.S. entity and the representations in Section 2(x) with respect to the power and authority of, and lack of conflicts with the governing documents of and other applicable agreements and laws binding upon the Investor, are made by such applicable Person that has the power and authority to act on behalf of or in trust of such non-U.S. entity, both on behalf of itself and on behalf of and regarding such non-U.S. entity, this Subscription Agreement has been duly executed on behalf of such non-U.S. entity by such Person, is binding against such Person in such capacity and such Person has obtained all necessary consents described in such Section 2(x).

(z)        Fund Counsel Does Not Represent the Investors. The Investor understands that the Fund has retained Cleary Gottlieb Steen & Hamilton LLP (“Cleary”) as counsel to the Fund and has retained Morris, Nichols, Arsht & Tunnell LLP (“Morris Nichols”) as special Delaware counsel in connection with the formation of the Fund and the offer and sale of Shares of the Fund and that the Fund may retain Cleary and/or Morris Nichols as counsel in connection with the management and operation of the Fund, including, without limitation, making, holding or disposing of investments, or any dispute that may arise between the Investor or any other shareholder, on the one hand, and the Fund on the other hand (the “Fund Legal Matters”). The Investor understands that Cleary and Morris Nichols will not represent the Investor in connection with the formation of the Fund and the offer and sale of Shares of the Fund, unless, subject to applicable law, the Fund (or an Affiliated Person) and the Investor otherwise agree and the Investor separately engages Cleary or Morris Nichols. The Investor will, if it wishes counsel on any Fund Legal Matter, retain its own independent counsel with respect thereto and will pay all fees and expenses of such independent counsel. The Investor understands and agrees that: (1) Cleary’s and Morris Nichols’ representation of the Fund is limited to those specific matters with respect to which each has been retained and consulted by such entities; (2) Cleary’s and Morris Nichols’ representation of the Fund is not exclusive and other matters involving the Fund may exist where neither Cleary nor Morris Nichols have been retained or consulted and such matters could affect the Fund, the Fund’s investments, its portfolio companies, and/or their Affiliated Persons; (3) neither Cleary nor Morris Nichols will monitor the Fund or its Affiliated Persons’ compliance with the Governing Documents (including, the Fund’s policies, investment program or other investment guidelines, restrictions and procedures set forth in the Memorandum and/or the Governing Documents), or with applicable laws, rules or regulations, unless in each case, Cleary or Morris Nichols has been specifically retained to do so; (4) neither Cleary nor Morris Nichols have investigated or verified the accuracy and completeness of any of the information set forth in the Offering Materials or in the due diligence materials made available to the Investor; and (5) neither Cleary nor Morris Nichols are providing any advice, opinion, representation, warranty or other assurance of any kind as to any matter to any shareholder.

Proprietary, Trade Secret and Confidential

3.       Representations and Warranties of the Fund. The Fund represents and warrants to the Investor (as of the Closing Date (as defined below)) and as of each date on which the Investor makes a capital contribution to the Fund that:

(a)       Formation and Standing. The Fund is existing and in good standing as a statutory trust under the laws of the State of Delaware, has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted as described in this Subscription Agreement, the Memorandum and the Governing Documents and is duly qualified to transact business and is in good standing in every jurisdiction in which the character of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on its business operations.

(b)       Authorization of Agreement. The execution, delivery and performance by the Fund of this Subscription Agreement have been authorized by all necessary action, and this Subscription Agreement, when duly executed and delivered by the Investor and the Fund, will constitute a legal, valid and binding agreement of the Fund, enforceable against the Fund in accordance with its terms.

(c)       Issuance of Shares. The Shares of the Fund have been duly authorized for issuance and, when issued and delivered against payment therefore in accordance with the terms, conditions, requirements and procedures described in the Governing Documents and the Subscription Agreement, will be validly issued and fully paid and non-assessable.

(d)       Certain Conflicts of Interest. The Fund confirms that all service and other contractual arrangements (excluding arrangements specifically contemplated in the Governing Documents or the Subscription Agreement) that involve the payment of any fee or expense by the Fund between (i) the Fund and (ii) the Adviser or its affiliates, shall be reviewed by the Board in accordance with the 1940 Act and the rules and regulations promulgated thereunder.

No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Fund or any Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Covered Person” means, with respect to the Fund as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

4.       Closing and Capital Contributions. The closing (the “Closing”) of the sale and purchase of the Shares shall take place on such date and time and at such place as shall be selected by the Fund and notified by the Fund to the Investor in writing (such date, the “Closing Date”). The initial capital contribution associated with the Investor’s Shares and each subsequent capital contribution to the Fund shall be made by the Investor in such installments and on such dates as the Fund may from time to time request in accordance with and subject to the provisions of Section 5 below. For the avoidance of doubt, the Fund may, in its sole discretion, enter into other subscription agreements with other investors after the Closing Date.

Proprietary, Trade Secret and Confidential

5.                  Capital Drawdowns.

(a)                Drawdown Purchases. On each Drawdown Date (as defined below), the Investor shall purchase from the Fund, and the Fund shall issue to the Investor, a number of Shares equal to the Drawdown Share Amount (as defined below) at an aggregate price equal to the Drawdown Purchase Price (as defined below) (such transaction, a “Drawdown”); provided, however, that in no circumstance will the Investor be required to purchase Shares for an amount in excess of its Unfunded Capital Commitment.

“Drawdown Purchase Price” shall mean for each Drawdown Date, an amount in U.S. dollars determined by multiplying (i) the aggregate amount of Capital Commitments being drawn down by the Fund from all shareholders on that Drawdown Date, by (ii) a fraction, the numerator of which is the Unfunded Capital Commitment of the Investor and the denominator of which is the aggregate Unfunded Capital Commitments of all shareholders other than (x) Defaulting Investors (as defined in Section 5(c)), (y) Excused Investors (as defined in Section 5(b)(7)), and (z) Fully Drawn Subscribers (as defined below). In the event that the Investor’s remaining Unfunded Capital Commitment is equal to or less than 10% of the Investor’s Capital Commitment, the Fund may in its discretion set the fraction described in (ii) above equal to the Investor’s total remaining Unfunded Capital Commitment, in order to fully draw down all such remaining Unfunded Capital Commitment, and adjust proportionally the aggregate amount of Capital Commitments being drawn down from all shareholders other than the Investor.

“Fully Drawn Subscribers” shall mean investors whose entire Capital Commitment is drawn down and funded at the time their subscription is accepted at a Closing, as determined by the Fund in its sole discretion. For the avoidance of doubt, the Unfunded Capital Commitment of any Fully Drawn Subscriber shall be deemed to be zero, and no Drawdown Notices shall be delivered to any Fully Drawn Subscriber.

“Drawdown Share Amount” shall mean for each Drawdown Date, a number of Shares determined by dividing (i) the Drawdown Purchase Price for that Drawdown Date by (ii) the applicable Price Per Share (as defined below).

“Price Per Share” shall mean, for any Drawdown Date, the price per share determined by the Fund’s Board of Trustees (the “Board”) or an appropriately designated committee of the Board on the Drawdown Date, which price will be determined within 48 hours prior to the issuance of such Shares and in accordance with the limitations under Section 23 of the 1940 Act. The Board may set the Price Per Share above the net asset value per Share based on a variety of factors, which may include, without limitation, the total amount of the Fund’s organizational and other expenses. Nothing in this Subscription Agreement shall prohibit the Fund from issuing Shares at a Price Per Share greater than the net asset value per Share.

“Unfunded Capital Commitment” shall mean, with respect to a shareholder, the amount of such shareholder’s Capital Commitment as of any date reduced by the aggregate amount of purchases made by that shareholder at all previous Drawdown Dates pursuant to Section 5(a), which may be reduced or cancelled pursuant to Section 7. For the avoidance of doubt, the Unfunded Capital Commitment of any Fully Drawn Subscriber shall be deemed to be zero.

Proprietary, Trade Secret and Confidential

(b)           Drawdown Notices. (1) Subject to Section 5(b)(5), purchases of Shares will take place on dates selected by the Fund in its sole discretion (each, a “Drawdown Date”) and shall be made in accordance with the provisions of Section 5(a).

(2) The Fund shall deliver to the Investor, at least ten (10) business days prior to each Drawdown Date, or at least five (5) business days prior to the Drawdown Date if the Fund determines that exigent circumstances necessitate a shorter notice period, a notice (each, a “Drawdown Notice”) setting forth (i) the amount of the Drawdown (the “Drawdown Amount”); (ii) the portion of the Drawdown Amount to be paid by such Investor; (iii) the estimated number of Shares to be purchased by the Investor; (iv) the Drawdown Date on which such Drawdown Amount is due; and (v) the account to which the Drawdown Amount should be wired.

(3) The delivery of a Drawdown Notice to the Investor shall be the sole and exclusive condition to the Investor’s obligation to pay the Drawdown Purchase Price identified in each Drawdown Notice.

(4) On each Drawdown Date, the Investor shall pay the Drawdown Purchase Price to the Fund by bank wire transfer in immediately available funds in U.S. dollars to the account specified in the Drawdown Notice.

(5) On the Drawdown Date, if, in connection with a per share price adjustment, the number of Shares to be purchased by an Investor differs from the amount set forth in the Drawdown Notice, the Fund will deliver to the Investor an additional notice setting forth the actual number of Shares purchased by the Investor.

(6) Except as provided below, at the earlier of (i) the end of the Commitment Period (as defined below) and (ii) an Exchange Listing (as defined in the Memorandum), if any occurs, Shareholders will be released from any further obligation under their respective Subscription Agreements to fund Drawdowns and purchase additional Shares, provided, however that for two years following the end of the Commitment Period and assuming no Exchange Listing has occurred, Shareholders will remain obligated to fund Drawdowns to the extent necessary to (a) pay Fund expenses, including management fees, amounts that may become due under any borrowings or other financings or similar obligations, or indemnity obligations, (b) complete investments in any transactions for which there are binding written agreements as of the end of the Commitment Period (including investments that are funded in phases) or for which there are any deferred purchase price payments, contingent purchase price payments, milestone payments or other phased payments or payments for other staged funding obligations or similar arrangements, (c) fund follow-on investments made in existing portfolio companies within two years from the end of the Commitment Period that, in the aggregate, do not exceed 5% of total capital commitments to the Fund, (d) fund obligations under any Fund guarantee, (e) as necessary for the Fund to preserve its status as a regulated investment company and/or (f) fulfill obligations with respect to any Defaulting Investor; provided, that no investor shall be required to subscribe for Shares in excess of its Capital Commitment. The “Commitment Period” will continue until the five-year anniversary of the Closing Date at which the Investor’s Subscription Agreement was accepted by the Fund.

(7) Notwithstanding anything to the contrary contained in this Subscription Agreement, the Fund shall have the right (a “Limited Exclusion Right”) to exclude the Investor or any other shareholder (such Investor or other shareholder, an “Excused Investor”) in whole or in part from purchasing or continuing to hold Shares of the Fund on any Drawdown Date if, in the reasonable discretion of the Fund, there is a substantial likelihood that such Excused Investor’s purchase or continued holding of Shares at such time would (i) result in a violation of, or noncompliance with, any law or regulation to which such Excused Investor, the Fund, the Adviser, any other shareholder or a portfolio company would be subject, (ii) cause any of the assets of the Fund to constitute or become at a material risk of constituting “plan assets” for purposes of ERISA or Section 4975 of the Code, or (iii) result in an Investor subject to the U.S. Bank Holding Company Act of 1956, as amended (the “BHC Act”), owning in excess of 4.99% of any class of voting securities of the Fund. In the event that any Limited Exclusion Right is exercised, the Fund will be authorized to issue an additional Drawdown Notice to the non-Excused Investors to make up any applicable shortfall caused by such Limited Exclusion Right.

Proprietary, Trade Secret and Confidential

(c)              Remedies Upon Investor Default. In the event that the Investor fails to pay all or any portion of the purchase price due from such Investor on any Drawdown Date and such default remains uncured for a period of ten (10) business days, the Fund shall be permitted to declare such Investor to be in default of its obligations under this Subscription Agreement (any such investor, a “Defaulting Investor”) and shall be permitted to pursue one or any combination of the following remedies:

(1)                The Fund may prohibit the Defaulting Investor from purchasing additional Shares on any future Drawdown Date;

(2)                The Fund may cause such Defaulting Investor to transfer its Shares to a third party for a readily available price, which may be less than the net asset value of such Shares;

(3)                The Fund may pursue any other remedies against the Defaulting Investor available to the Fund, subject to applicable law or in equity; or

(4)                The Fund may issue an additional capital drawdown to non-Defaulting Investors, subject to the Limited Exclusion Right, to make up such shortfall, provided that in no event shall the Investor be required to fund capital drawdowns in excess of its Unfunded Capital Commitment.

(d)              Forfeiture of Shares. Subject to the Limited Exclusion Right, up to 100% of the Shares then held by a Defaulting Investor may be forfeited and transferred on the books of the Fund to the other shareholders (other than any other Defaulting Investors), pro rata in accordance with their respective number of Shares held; provided that (i) no Shares shall be transferred to any other shareholders pursuant to this Section 5(d) in the event that such transfer would violate the Securities Act, the 1940 Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Fund or such transfer, and (ii) to the extent the Fund or the Adviser is aware that such a transfer would constitute a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code, or cause all or any portion of the assets of the Fund to constitute “plan assets” for purposes of ERISA or Section 4975 of the Code, the Fund or the Adviser shall be authorized to take such action on a non-pro rata basis in order to avoid such result (it being understood that this proviso shall operate only to the extent necessary to avoid the occurrence of the consequences contemplated herein and shall not prevent any other shareholder from receiving a partial allocation of its pro rata portion of Shares); and provided, further, that any Shares that have not been transferred to one or more shareholders pursuant to the previous proviso shall be allocated among the participating shareholders pro rata in accordance with their respective number of Shares held. The mechanism described in this Section 5(d) is intended to operate as a liquidated damage provision since the damage to the Fund and the other shareholders resulting from a default by the Defaulting Investor is both significant and not easily susceptible to precise quantification. By entry into this Subscription Agreement, the Investor agrees to this Section 5(d) and acknowledges that the automatic transfer of 100% of its Shares constitutes a reasonable liquidated damages remedy for any default of the Investor’s obligations to fund a Drawdown Purchase Price.

Proprietary, Trade Secret and Confidential

(e)                Pledging. (1) Without limiting the generality of the foregoing, the Investor specifically agrees and consents that the Fund may, at any time, and without further notice to or consent from the Investor (except to the extent otherwise provided in this Subscription Agreement), grant security over (and, in connection therewith, Transfer (as defined in Section 8) its right to draw down capital from the Investor pursuant to Section 5(a), and the Fund’s right to receive the Drawdown Purchase Price (and any related rights of the Fund), to lenders or other creditors of the Fund, in connection with any indebtedness, guarantee or surety of the Fund; provided that, for the avoidance of doubt, any such grantee’s right to draw down capital shall be subject to the limitations on the Fund’s right to draw down capital pursuant to this Section 5.

(2) The Investor acknowledges that the Fund may enter into one or more credit facilities (the “Facilities”) and in connection with the Facilities, the Fund may grant security over such rights to the administrative agent, or equivalent (the “Agent”), under the Facilities for the benefit of the lenders thereunder.

(3) The Investor further acknowledges that under the terms of this Subscription Agreement, the Investor is obligated to fund the Drawdown Amount, which Drawdown Amount may under certain circumstances equal the Investor’s remaining Unfunded Capital Commitment, required on account of Drawdown Notice duly delivered in accordance with Section 5(b) of this Subscription Agreement (including, without limitation, Drawdown Notices delivered on behalf of the Fund by the Agent after an event of default under a Facility or any other borrowing agreement) without deduction, offset, counterclaim or defense. The Investor hereby waives all defenses to such funding, including all suretyship defenses and any defenses that may be provided by Section 365(c)(2) of the United States Bankruptcy Code.

(4) The execution, delivery and performance of this Subscription Agreement by the Investor does not and will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which the Investor is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, violate any organizational documents of the Investor, or violate in any material respect any statute, regulation, law, order, writ, injunction or decree to which the Investor is subject.

6.       Amendments; Expenses. Other than as expressly set forth herein, neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except with the written consent of the Investor and the Fund. Each party hereto will pay its own expenses relating to this Subscription Agreement and the purchase of the Shares hereunder, except as set forth in the Advisory Agreement with respect to the organizational expenses payable by the Fund.

7.       Reduction or Cancellation of Unfunded Capital Commitments. The Investor understands that the subscription for the Shares contained herein may be rejected by the Fund, or the amount that the Investor desires to commit to the Fund may be reduced or cancelled, in either case in the Fund’s sole discretion at any time prior to the Closing; provided, that if the Fund accepts a reduced subscription for the Shares at the Closing (the “Initially Accepted Amount”), the Fund may, in its sole discretion, accept any amount of the Investor’s requested Capital Commitment amount contained herein in excess of the Initially Accepted Amount at a subsequent closing of the Fund, and in connection therewith, the Investor shall, upon the request from the Fund, execute such documentation as the Fund reasonably requests to confirm that the Investor’s representations and warranties contained herein are true and accurate as of the date of any subsequent closing on which the Fund accepts any amount of the Investor’s requested Capital Commitment amount contained herein in excess of the Initially Accepted Amount. In furtherance of the foregoing, the Investor understands and agrees that the Fund may revise the Fund’s signature page hereto to indicate such additional amounts of the Investor’s requested Capital Commitment accepted by the Fund. If the Investor’s Capital Commitment is rejected in full, the Investor shall be relieved of all further obligations under this Subscription Agreement; provided, that Section 14 shall survive and continue to be binding on the Investor and the Investor shall, at the request of the Fund, return all Offering Materials and due diligence materials provided to the Investor or certify as to their destruction.

Proprietary, Trade Secret and Confidential

8.                Share Transfer Restrictions. Prior to an Exchange Listing, if any, the Investor may not sell, offer for sale, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of (each, a “Transfer”) any of its Shares or its Capital Commitment unless (i) the Fund provides prior written consent and, if required by any lender with whom the Fund has entered into a credit facility or other lending arrangement, such lender gives it consent; provided, that the Fund shall not unreasonably withhold, condition or delay its consent to any Transfer by the Investor to an affiliate of the Investor that agrees to be subject to the same terms as the Investor under the Governing Documents and that meets the requirements set forth in this Subscription Agreement (including that the proposed transferee directly or indirectly controls, is controlled by or is under common control with the Investor and that it is creditworthy and is not a competitor of the Fund, the Adviser or any of their respective affiliates, in each case as determined in good faith by the Adviser); (ii) the Transfer is made in accordance with applicable securities laws and (iii) the Transfer is otherwise in compliance with the transfer restrictions set forth in clauses (a) through (d) below. No Transfer will be effectuated except by registration of the Transfer on the Fund books. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Fund. For the avoidance of doubt, the Transfer restrictions discussed herein do not apply to Shares tendered in connection with any tender offer for Shares that the Fund may conduct pursuant to Rule 13e-4 and Regulation 14E under the Exchange Act in connection with any limited share repurchase program that the Fund may implement. Following an Exchange Listing, if any, the Investor may be restricted from selling or disposing of its Shares by applicable securities laws or contractually by a lock-up agreement with the underwriters of the Exchange Listing. Transfer restrictions include:

(a)                In any event, the consent of the Fund to a proposed Transfer may be withheld (1) if the creditworthiness of the proposed transferee, as determined by the Fund in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (2) unless, in the opinion of counsel (who may be counsel for the Fund or the Investor) satisfactory in form and substance to the Fund:

(A)              such Transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Fund or the Shares to be transferred;

(B)              such Transfer would not cause all or any portion of the assets of the Fund to constitute or be at a material risk of constituting “plan assets” for purposes of ERISA or Section 4975 of the Code;

(C)              such Transfer will not violate any law, regulation or other governmental rule applicable to such Transfer; and

(D)              such Transfer will not subject the Fund, the Adviser or any of their affiliates or any officer, director or employee of the Fund or the Adviser or any of their affiliates to additional regulatory requirements the compliance with which would subject the Fund or such other Person to material expense or burden (unless such affected person consents to such Transfer).

(b)              The Investor agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Fund in connection with any Transfer of all or any fraction of its Shares, prior to the consummation of such Transfer.

(c)              Any person that acquires all or any fraction of the Shares of the Fund in a Transfer permitted under this Subscription Agreement shall be obligated to pay to the Fund the appropriate portion of any amounts thereafter becoming due in respect of the Capital Commitment committed to be made by its predecessor in interest. Following the completion of the Transfer, the Fund shall release the Investor from the Investor’s obligation with respect to its Unfunded Capital Commitments with respect to such Transfer. The Investor agrees that, notwithstanding the Transfer of all or any fraction of its Shares, as between it and the Fund, it will remain liable for its Capital Commitment and for all payments of any Drawdown Purchase Price required to be made by it (without taking into account the Transfer of all or a fraction of such Shares) prior to the time, if any, when the purchaser, assignee or transferee of such Shares, or fraction thereof, becomes a holder of such Shares.

Proprietary, Trade Secret and Confidential

(d)              The Fund shall not recognize for any purpose any purported Transfer of all or any fraction of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Fund shall have given its prior written consent thereto and there shall have been filed with the Fund a dated notice of such Transfer, in form satisfactory to the Fund, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (1) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (2) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Offering Materials and all applicable laws and regulations applicable to the transferee and the transferor.

9.                Additional Investor Information. The Investor understands that the information provided in this Subscription Agreement (including the Exhibits hereto and any other documents provided by the Investor to the Fund in connection with its investment in the Fund) will be relied upon by the Fund and the Adviser, including without limitation for the purpose of determining the eligibility of the Investor to purchase or hold the Shares, for the purpose of making any required filings pursuant to Applicable Securities Laws and the Investment Advisers Act, for the purpose of determining the Fund’s eligibility to invest in prospective portfolio companies, for the purpose of providing any necessary notice to, or obtaining any necessary approval or consent from, any governmental authority related to the Fund’s investment in a portfolio company, and for the purpose of making representations in connection with the Fund’s investments. The Investor shall inform the Fund in writing immediately if any such information provided herein (including the Exhibits hereto and any other documents provided by the Investor to the Fund or the Adviser in connection with its investment in the Fund) ceases to be true and accurate and agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the Investor to purchase or hold the Shares, for the purpose of making any required filings pursuant to Applicable Securities Laws or the Investment Advisers Act, for the purpose of determining the Fund’s eligibility to invest in prospective portfolio companies, for the purpose of providing any necessary notice to, or obtaining any necessary approval or consent from, any governmental authority related to the Fund’s investments in a portfolio company, or for the purpose of making representations in connection with the Fund’s investments. In addition to the Investor’s agreement to provide updated information pursuant to other sections of this Subscription Agreement or information pursuant to the Governing Documents, the Investor will furnish to the Fund promptly, upon request, any information about the Investor, its beneficial owners and/or controlling Persons reasonably determined by the Fund to be necessary, required or advisable (a) for the evaluation, structuring, implementation or consummation of the Fund’s investment in a portfolio company or divestment thereof, (b) for the formation, operation, dissolution, winding-up or termination of the Fund, or (c) to permit the Adviser, the Fund, any portfolio company, any prospective portfolio company or any of their respective Affiliated Persons to evaluate and comply with applicable laws, regulations, directives or special measures, including, in each case, information with respect to the citizenship, residency, ownership or control of the Investor, its beneficial owners or its controlling Persons or information for or requested by governmental agencies and authorities.

Proprietary, Trade Secret and Confidential

10.             Disclosure of Investor Information. Except as otherwise agreed by the Fund in writing, the Investor consents to the disclosure by the Adviser and the Fund of the Investor’s identity, investment in the Fund (and information related to such investment), qualification to invest in the Fund (e.g., the Investor’s status as an accredited investor), any other information provided by the Investor to the Fund regarding it, its beneficial owners and controlling Persons and any relationship between the Investor and the Fund or the Adviser as the Fund deems reasonably necessary for the conduct of the Fund’s affairs or compliance with governmental regulations or other applicable governmental and regulatory authorities, including, without limitation: (a) to the Adviser, any portfolio investment, any prospective portfolio investment and their respective affiliates; (b) to existing and prospective investors in the Fund and any other investment funds, accounts or programs sponsored or managed by the Adviser or its Affiliated Persons; (c) to any bank or other party with whom the Fund, any portfolio investment or any prospective portfolio investment has or intends to conduct business that has requested such information; (d) to any regulatory or tax authority (including self-regulatory organizations) having jurisdiction over the Adviser, the Fund, any shareholder, any portfolio company, any prospective portfolio company or any of their respective Affiliated Persons or any regulatory or tax authority that requests such information in connection with any proposed investment or disposition of an investment; (b) in connection with any litigation or other dispute or otherwise as necessary or appropriate to enforce the terms of the Governing Documents and related agreements; (c) to any directors, officers, employees, agents, attorneys, accountants or other service providers of the Adviser, the Fund, any portfolio company, any prospective portfolio company or any of their respective Affiliated Persons; and (d) as required by any law, rule or regulation or in response to any subpoena or other legal process.

11.             Survival; Indemnity. The Investor represents, warrants and agrees that the information provided with respect to the Investor in this Subscription Agreement (including the Exhibits hereto) and any other documents provided by the Investor to the Fund in connection with its investment in the Fund is true and correct as of the date of this Subscription Agreement and will be true and correct as of the Closing and as of the date of the Investor’s admission to the Fund as a shareholder. Without limiting the generality of the foregoing, if there should be any change in the information provided herein regarding the Investor (including the Exhibits hereto and any other documents provided by the Investor to the Fund in connection with its investment in the Fund) prior to the Closing or the Investor’s admission to the Fund or at any time while the Investor holds the Shares, the Investor will immediately furnish revised or corrected information to the Fund in writing. The Investor also agrees, if requested, to confirm the continued accuracy of the information with respect to the Investor provided herein (including the Exhibits hereto) or in such other document, subject to any written updating information provided by the Investor to the Fund pursuant to the preceding sentence. The Investor agrees that, until it has notified the Fund in writing that any of the information with respect to the Investor contained herein (including the Exhibits hereto) or in any other documents provided by the Investor to the Fund in connection with its investment in the Fund has ceased to be true and accurate with respect to the Investor, the Fund may assume and rely on the continued accuracy of such information. The representations and warranties made by the Investor shall survive the Closing and any investigation made by the Fund. Unless otherwise agreed by the Fund in writing, to the fullest extent permitted by law, the Investor agrees to indemnify and hold harmless the Fund, the Adviser, any of their Affiliated Persons and any direct or indirect director, officer, partner, member, manager, employee, agent or Affiliated Person of any such party against any loss, claim, damage, expense or liability due to or arising out of a breach of any representation or warranty or of any breach of or failure to comply with any covenant or undertaking of the Investor, or made on the Investor’s behalf, contained in this Subscription Agreement (including the Exhibits hereto) or in any other documents provided by, or on behalf of, the Investor to the Fund in connection with the Investor’s investment in the Fund. Notwithstanding that any representations or warranties made by a nominee, custodian, trustee or person or entity that has the power and authority to act on behalf of or in trust of an Investor without separate legal personality are made on behalf of the Investor, such indemnity applies to any such nominee, custodian, trustee or other Person if such nominee, custodian, trustee or other Person has breached the representations in Section 2(x) or 2(y). Additionally, any such nominee, custodian, trustee or other Person shall cooperate with the Fund and the Adviser in their efforts to enforce any of the obligations of the Person for which it is acting related to the Subscription Agreement or Governing Documents.

Proprietary, Trade Secret and Confidential

12.             Withholding Forms and Certain Other Tax Information. The Investor represents, warrants and agrees (for the benefit of the Fund) that it will provide in a timely manner a properly completed and executed U.S. Internal Revenue Service Form W-8BEN, W-8BEN-E, W-8IMY, W-8EXP or W-8ECI (each, a foreign person certificate) or W-9 (a U.S. person certificate), as appropriate, and to the extent the Investor has provided a Form W-8IMY, the Investor represents, warrants and agrees that it will provide properly completed and executed withholding certificates for its beneficial owners, as well as a withholding statement prepared in accordance with the instructions to the Form W-8IMY (which such withholding statement shall describe, among other things, how items of income shall be allocated among such beneficial owners). If providing a Form W-8IMY, the Investor agrees that the Fund may charge the Investor for any incremental tax accounting expenses incurred as a consequence of the Investor’s structure. The Investor shall (a) promptly inform the Fund of any change in such information and (b) furnish to the Fund a new properly completed and executed Form W-9, or appropriate Form W-8 (and any accompanying required documentation), as applicable, as may be requested from time to time by the Fund and/or as may be required under the U.S. Internal Revenue Service instructions to such forms, the Code or any applicable Treasury Regulations. The Investor shall cooperate with the Fund to provide in a timely manner any other information, form, disclosure, certification or documentation that the Fund may reasonably request, including in respect of the Investor’s beneficial owners (if any) (together with the tax forms discussed above, “Tax Information”) in order to allow the Fund to comply with any applicable tax law, rule, regulation or other guidance related to disclosure or information reporting requirements, maintain appropriate records and provide for withholding amounts, if any, relating to the Shares, or otherwise as the Fund deems reasonably necessary for the conduct of the Fund’s affairs (including concerning any tax return or filing, tax compliance documentation, tax records, tax exemption (or reduction) applications or similar tax documentation that the Fund determines should be made in respect of the Fund or on behalf of the shareholders). In the event that the Investor fails to provide any such Tax Information, the Fund and the Adviser may take any action and/or pursue all remedies at their disposal including, without limitation, causing the compulsory withdrawal of the Investor from the Fund or transfer of the Shares in accordance with the terms of the Governing Documents, and the Fund, the Adviser and their respective direct or indirect partners, members, managers, officers, directors, employees, agents, service providers and their Affiliated Persons shall, to the fullest extent of the law, have no obligation or liability to the Investor with respect to any tax matters or obligations that may be assessed against the Investor or its beneficial owners as a result of the failure to provide Tax Information. The Investor understands that such Tax Information may be provided to one or more tax authorities on demand, and any withholding agent that has control, receipt or custody of the income of which the Investor is the beneficial owner or any withholding agent that can disburse or make payments of the income of which the Investor is the beneficial owner. In addition, the Investor consents to the disclosure and use of any information provided by the Investor for purposes of complying with any applicable tax-related disclosure or information reporting requirements. Without limiting the generality of the foregoing, the Investor agrees to waive any provision of non-U.S. law that, absent such waiver, would prevent any reporting of information reasonably requested by the Fund, or would otherwise prevent compliance by the Fund with its obligations under applicable tax laws, rules, regulations or other guidance.

Proprietary, Trade Secret and Confidential

13.       Execution of Governing Documents; Power of Attorney. The Investor hereby (a) confirms the power of attorney granted in Section 13.1 of the Declaration of Trust as if such power of attorney were set forth in full herein and (b) constitutes and appoints the Trustees and each officer of the Fund, (and any substitute or successor Trustees or any substitute or successor officer of the Fund) (and, if appointed, any liquidator of the Fund), acting singly and with full power of substitution, as such Investor’s true and lawful representative and attorney-in-fact, in such Investor’s name, place and stead, to execute, sign, acknowledge and deliver (i) all documents to be executed by such Investor in connection with such Investor’s subscription for Shares, (ii) any and all filings required to be made by the Investor under the Exchange Act with respect to any of the Fund’s Shares which may be deemed to be beneficially owned by the Investor under the Exchange Act, (iii) any lock-up agreement negotiated between the Fund and underwriters in connection with an Exchange Listing, and (iv) all certificates and other instruments deemed advisable by the Fund in order for the Fund to enter into any borrowing or pledging arrangement. The foregoing grant of authority is a special power of attorney coupled with an interest in favor of the Trustees and officers of the Fund and as such shall be irrevocable and survive and not be affected by the Investor’s death, incapacity or disability (if the Investor is a natural person) or the Investor’s merger, dissolution or termination of existence (if the Investor is a Person other than a natural person). The Investor is fully aware that it, he or she has executed this power of attorney, and that the Fund and each shareholder will rely on the effectiveness of such powers in concluding that such Investor is bound by, and subject to, the Governing Documents. The Investor agrees to execute such other documents as the Fund may reasonably request in order to give effect to the intention and purposes of the power of attorney contemplated by Section 13.1 of the Declaration of Trust and this Section 13.

14.       Confidentiality.

(a)       In connection with the Fund’s ongoing business, the Investor may receive or have access to information (oral or written) concerning the business and affairs of the Fund, the Adviser, or any of their respective Affiliated Persons, which information the Fund reasonably believes to be in the nature of trade secrets or any other information the disclosure of which the Fund, in its discretion, believes is not in the best interests of the Fund, the Adviser, or any of their respective Affiliated Persons or their respective businesses, or could damage the Fund, the Adviser, or any of their respective Affiliated Persons or their respective businesses, or which the Fund, the Adviser, or any of their respective Affiliated Persons are required by law or agreement with a third party to keep confidential (“Confidential Material”). The Investor shall keep confidential, and not make any use of (other than for purposes reasonably related to such Investor’s interest in the Fund or for purposes of filing such Investor’s tax returns) or disclose to any Person, any Confidential Material except (i) to its representatives on a need-to-know basis, or (ii) as otherwise requested or required by any governmental or regulatory authority, law or regulation, or by legal process (and, with respect to clause (ii), only in compliance with Section 14(c) below). The Investor and its representatives shall keep the existence of the Confidential Material confidential and shall exercise at least the same care with respect to the Confidential Material as such Investor would exercise with respect to its own proprietary and confidential material. The Investor shall advise its representatives of the confidential nature of the Confidential Material and shall have such representatives agree to keep and maintain such information confidential. The Investor shall be responsible for any actions taken by its representatives that would be deemed a breach of this Subscription Agreement if such Investor had taken such actions.

(b)       The Investor acknowledges that Confidential Material disclosed to such Investor may contain “material non-public information” and agrees not to trade securities or otherwise act on the basis of, or while in possession of, such material non-public information in contravention of applicable law.

(c)       In the event that the Investor or its representatives are requested or required by any governmental or regulatory authority, law or regulation, or by legal process to disclose any Confidential Material, such Investor shall give the Fund prompt written notice of such request or requirement so that the Fund may seek an appropriate order or other remedy protecting the Confidential Material from disclosure, and such Investor shall cooperate with the Fund to obtain such protective order or other remedy. In the event that a protective order or other remedy is not obtained, or the Fund waives its rights to seek such an order or other remedy, the Investor (or its representatives to whom such request is directed) may, without liability under this Subscription Agreement, furnish only that portion of the Confidential Material which, in the written opinion of the Investor’s counsel, the Investor (or its representatives) are legally required to disclose; provided, that the Investor gives the Fund written notice of the information to be disclosed as far in advance of its disclosure as practicable and the Investor uses its best efforts to obtain assurances that confidential treatment shall be accorded to such information.

Proprietary, Trade Secret and Confidential

(d)       Notwithstanding anything in this Subscription Agreement to the contrary, to the extent required by applicable Treasury Regulations, the Investor (and its employees, representatives or other agents) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of (a) the Fund, and (b) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Investor relating to such tax treatment and tax structure, it being understood that “tax treatment” and “tax structure” do not include the name or the identifying information of the Fund or a transaction. Nothing herein shall limit the Investor’s right to initiate communications with governmental and regulatory authorities at any time.

(e)       Notwithstanding anything to the contrary herein to the extent the Investor is a party to, or otherwise subject to the terms of, a separate agreement with the Fund, the Adviser or any of their respective Affiliated Persons that imposes confidentiality obligations with respect to Confidential Material that are more restrictive (whether in terms of scope, duration or otherwise) than the obligations set forth in this Section 14, then the more restrictive confidentiality obligations of such separate agreement shall govern in accordance with the terms set forth therein and shall not be limited or waived by the terms of this Subscription Agreement and, similarly, the confidentiality obligations of the Investor set forth in this Subscription Agreement shall not be limited or waived by the terms of such separate confidentiality agreement. The confidentiality obligations set forth in this Section 14 may be waived with the prior written consent of the Fund, which may be given or withheld in its discretion.

(f)       Notwithstanding anything to the contrary herein, investors may include persons and entities that are subject to state public records or similar laws that may compel public disclosure of confidential information regarding the Fund, its investments and its investors. There can be no assurance that such information will not be disclosed either publicly to regulators or otherwise. To the extent that the Fund or Adviser determines that, as a result of such public records or similar laws, the Investor or its representatives may be required to disclose information relating to the Fund, its Affiliated Persons and/or any investment (other than publicly available information or information the Fund has previously consented in writing that the Investor may disclose), the Fund or Adviser may, in order to prevent any such potential disclosure, withhold all or any part of the information otherwise to be provided to the Investor (other than certain basic capital account information or as otherwise required by applicable law).

(g)       Notwithstanding anything to the contrary set forth herein, nothing in this Subscription Agreement in any way limits or restricts an investor that is a natural person from communicating with any governmental agency or entity, or communicating with any official or staff member of a governmental agency or entity, concerning matters relevant to the governmental agency or entity, including reporting any good faith allegation of unlawful employment practices, criminal conduct, or violation of the securities laws; participating in any related proceeding; making any truthful statements or disclosures required by law, regulation or legal process; or requesting or receiving confidential legal advice, nor does it require any individual to notify the Fund of any of the same.

(h)       The Investor hereby confirms that it will not use any Confidential Material it receives for any purpose other than monitoring and evaluating its investment in the Fund. Notwithstanding anything to the contrary set forth herein or in the Governing Documents, nothing herein or in the Governing Documents in any way limits or restricts any investor that is a natural person from communicating with any governmental agency or entity, or communicating with any official or staff member of a governmental agency or entity, concerning matters relevant to the governmental agency or entity, including reporting any good faith allegation of unlawful employment practices, criminal conduct, or violation of the securities laws; participating in any related proceeding; making any truthful statements or disclosures required by law, regulation or legal process; or requesting or receiving confidential legal advice, nor does it require any individual to notify the Fund or the Adviser of any of the same.

Proprietary, Trade Secret and Confidential

15.       General. This Subscription Agreement (a) shall be binding upon the Investor and the personal representatives and permitted assigns of the Investor, (b) shall survive the admission of the Investor as a shareholder of the Fund, (c) to the fullest extent permitted by law, shall not be assignable by the Investor without the written consent of the Fund and (d) shall, if the Investor consists of more than one person and/or entity, be the joint and several obligation of all such persons or entities. This Subscription Agreement, the Governing Documents and any side letter to which the Investor is a party shall constitute the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede and replace any prior agreements of the parties with respect to the subject matter hereof and thereof. If the Investor and the Fund enter into a side letter, the Investor is subscribing for and purchasing the Shares subject to the terms and conditions set forth herein, in the Governing Documents and such side letter, and in the event of a conflict between the provisions of such side letter and the Governing Documents or this Subscription Agreement, the provisions of such side letter shall control with respect to the Investor. This Subscription Agreement or any amendment hereto may be signed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement or amendment, as the case may be. Counterparts may be delivered via facsimile, email (including .pdf or any electronic signature complying with the U.S. Electronic Signatures in Global and National Commerce Act of 2000 (e.g., www.docusign.com)) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the maximum extent permitted by law. This Subscription Agreement shall be governed by and construed under the internal laws of the State of Delaware without regard to any conflicts of law principles. UNLESS OTHERWISE AGREED BY THE FUND IN WRITING, THE INVESTOR AND THE FUND, IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY ACTION OR PROCEEDING BROUGHT BY OR AGAINST THE FUND OR THE ADVISER (OR THEIR RESPECTIVE PARTNERS, MEMBERS, MANAGERS, OFFICERS, PRINCIPALS, DIRECTORS, EMPLOYEES, AGENTS, CONSULTANTS OR AFFILIATED PERSONS, IN THEIR CAPACITY AS SUCH OR IN ANY RELATED CAPACITY), IN ANY WAY RELATING TO THE FUND, THIS SUBSCRIPTION AGREEMENT, THE GOVERNING DOCUMENTS OR ANY OTHER OFFERING MATERIALS OR ANY SIDE LETTER BETWEEN THE FUND AND THE INVESTOR. Any term or provision of this Subscription Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Subscription Agreement or affecting the validity or enforceability of any of the terms or provisions of this Subscription Agreement in any other jurisdiction. Captions and headings in this Subscription Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

[THE INVESTOR MUST COMPLETE THE

FOLLOWING SIGNATURE PAGE AND EXHIBITS]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Proprietary, Trade Secret and Confidential

THIRD POINT PRIVATE CAPITAL PARTNERS

INVESTOR SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement for the purchase of Shares in Third Point Private Capital Partners in the amount set forth below (subject to reduction pursuant to Section 7 hereof). Upon acceptance by the Fund and the consummation of the Closing, the undersigned shall be admitted as a shareholder of the Fund and be bound by the terms of the Governing Documents.

FULL NAME OF INVESTOR (PRINT):

Date:	By (Sign):
By (Print):
AMOUNT OF CAPITAL COMMITMENT:	Title (if applicable):

$
Is the party signing this document acting as a nominee or custodian (other
Address of Investor for purposes of Section 2(g) above:	than for tax purposes) for another person or entity? Yes ☐ No ☐

☐ If Investor has a custodian, please provide the name of the custodian on the line below:

Telephone No.:
E-mail Address:	Jurisdiction of Organization or Citizenship and, if different,
Country of Residence for Tax Purposes:

Please indicate the class of Common Shares you are subscribing for below:

☐ Class I Common Share
☐ Class S Common Share
☐ Class D Common Share

State of Residence for Tax Purposes:
Fully Drawn Subscriber
☐ Investor has received written confirmation from the Fund
or an authorized representative thereof that Investor will be
designated as a Fully Drawn Subscriber pursuant to Section 5.	Principal Place of Business/Residence:

Date of Birth (Natural Persons)/Formation Date (Entities):

Proprietary, Trade Secret and Confidential

Type of Investor:
☐	Individual
☐	Trust
☐	C-Corporation
☐	S-Corporation
☐	Partnership
☐	501(c)(3) Exempt Organization
☐	Foundation
☐	Endowment
☐	Registered investment company under the 1940 Act
☐	Business development company under the 1940 Act
☐	Entity relying on the exception from the definition of "investment company" under Section 3(c)(1) or 3(c)(7) of the 1940 Act
☐	Other:

Specially-Situated Investors

Please respond to each applicable item below:

☐	The Investor is exempt from U.S. federal income taxation under Section 501 of the Code
☐	The Investor is a "Benefit Plan Investor" as defined in Exhibit D
☐	The Investor is a "401(k)/IRA Investor" as defined in Section 2(n)
☐	The Investor is a "FOIA Investor" as defined in Section 2(o)
☐	The Investor is a "Non-U.S. Investor" as defined in Section 2(p)
☐	The Investor is a "Restricted Investor" as defined in Section 2(p)
☐	The Investor is a bank holding company registered under the BHC Act or a non-bank subsidiary thereof
☐	The Investor is a Foundation (as defined in Section 509 of the Code)
☐	The Investor is a "charitable remainder trust" within the meaning of Section 664 of the Code
☐	The Investor is an affiliate of the Fund or the Adviser, or a director, officer, employee or agent of the Fund or the Adviser or any of their respective affiliates

Consent to receive annual updates and changes to the Fund's "privacy policy" described in Section 2(k) above via e-mail or web site: Yes ☐ No ☐

Is the Investor's year end for U.S. federal income tax purposes December 31st: Yes ☐ No ☐

If No, please specify the Investor's year end: ___________

If any of the representations in Section 2(h) of the Subscription Agreement are not true in respect of the Investor, please check the box(es) below that are applicable to the Investor:

☐ One or more of Sections (2)(h)(1) – (3) of the Subscription Agreement are not true in respect of the Investor.

If any of the boxes above relating to Section 2(h) are checked, the Investor may be required to provide supplemental representations and warranties.

Proprietary, Trade Secret and Confidential

Please list all natural persons who hold a beneficial interest in the Investor (i.e., a "beneficial owner" as defined in the FATF Recommendations published by the Financial Action Task Force), whether directly or indirectly through one or more additional entities, of 25% or greater, or if none, check the box below:

☐ No natural person, whether directly or indirectly through one or more additional entities, holds a beneficial interest in the Investor (i.e., a "beneficial owner" as defined in the FATF Recommendations) of 25% or greater.

Cost Basis Election:

Please elect a cost basis reporting method that will apply with respect to your investment in the Shares by checking the applicable box below (if you do not elect a cost basis method below, the default method that will apply to your Shares is First In, First Out (FIFO)):

☐ First In, First Out (FIFO) (This is the default method if no election is made.)

☐ Average Cost Basis

☐ Specific Share Identification (SSI)

☐ SSI – First In, First Out (SSI – FIFO)

☐ SSI – Highest In, First Out (SSI – HIFO)

☐ SSI - Low Cost Long Term

☐ SSI - Low Cost

☐ SSI - Low Cost Short Term

☐ SSI - High Cost Long Term

☐ SSI - High Cost Short Term

☐ SSI – Last In, First Out (SSI – LIFO)

☐ SSI – Proportional

☐ SSI – Manual Selection

If you wish to change your cost basis election at any time in the future, please contact the State Street Bank and Trust Company at THIRDPOINTBDCTA_INQ@STATESTREET.COM or call (617) 662-7100.

Proprietary, Trade Secret and Confidential

THIRD POINT PRIVATE CAPITAL PARTNERS

INVESTOR INFORMATION FORM

DISTRIBUTION INFORMATION:

Fed wire instructions for free cash transfers:

Bank Name:
ABA#/SWIFT#:
Account Name:
Account Number:
Contact Name:
For Further Credit to Account Name:
For Further Credit to Account Number:

DTC delivery instructions for in-kind distributions:

Bank Name:
DTC#:
Account Name:
Account Number:
Agent Bank:
Institution ID:

DISTRIBUTION REINVESTMENT PLAN: Please check the appropriate box to elect participation in the Fund’s Distribution Reinvestment Plan:

☐       Please check here if the Investor wishes to “opt out” of the Fund’s Distribution Reinvestment Plan and receive cash distributions.

Proprietary, Trade Secret and Confidential

CONTACT INFORMATION:

Primary Contact	This Contact will receive:

Name _____________________________________________________

Title ______________________________________________________

Company __________________________________________________

Address ___________________________________________________

__________________________________________________________

__________________________________________________________

Phone ________________________ Fax _________________________

E-mail _____________________________________________________

The primary contact person will receive all correspondence, including financial statements, capital calls and distribution notices, in-kind distribution notices, tax information, information related to annual meetings, general correspondence and legal documents.

This address will be included in the books and records of the Fund and will be used for purposes of delivering notices to the Investor.

☐ Additional Contact	Contact Type:

Name _____________________________________________________

Title ______________________________________________________

Company __________________________________________________

Address ___________________________________________________

__________________________________________________________

__________________________________________________________

Phone ________________________ Fax _________________________

E-mail _____________________________________________________

☐ Accountant ☐ Attorney ☐ Banker ☐ Financial Advisor ☐ Trustee ☐ Office Manager ☐ Other: _____________

☐ Additional Contact	Contact Type:

Name _____________________________________________________

Title ______________________________________________________

Company __________________________________________________

Address ___________________________________________________

__________________________________________________________

__________________________________________________________

Phone ________________________ Fax _________________________

E-mail _____________________________________________________

☐ Accountant ☐ Attorney ☐ Banker ☐ Financial Advisor ☐ Trustee ☐ Office Manager ☐ Other: _____________

(If there are additional contacts, please copy this sheet to make additional entries.)

If the investing entity is an investor in any of the other Third Point funds, the contact and other information for the investing entity with respect to those funds will be updated based on the above information unless this box is checked. ☐

Please note that if any information is requested to be delivered to a party other than the Investor, the Fund will retain sole discretion over whether such additional party may receive the information and/or whether such additional party may be required to execute a confidentiality agreement in connection therewith.

Proprietary, Trade Secret and Confidential

THIRD POINT PRIVATE CAPITAL PARTNERS

FUND SIGNATURE PAGE

The foregoing Subscription Agreement is hereby accepted by the undersigned as of the acceptance date listed below:

Third Point Private Capital Partners

By:
Name:
Title:

Date of Acceptance: _________________

Amount of capital commitment accepted by the Fund (if less than the amount set forth on the Investor’s Investor Signature Page above as permitted by Section 8): $________________________

If the Fund executes this Subscription Agreement and the preceding line is left blank, the Fund has accepted the Investor’s subscription for Shares with a capital commitment in the amount set forth on the Investor’s Investor Signature Page.

Amount of the Investor’s requested Capital Commitment amount accepted by the Fund in excess of the Initially Accepted Amount (as permitted by Section 8 hereof): $___________________

If the preceding line is completed, the Fund has accepted the Investor’s subscription for Shares with a total capital commitment amount of: $___________________

Date of Additional Acceptance: _________________

Proprietary, Trade Secret and Confidential

EXHIBIT A

ALL INVESTORS MUST COMPLETE THIS EXHIBIT
PLEASE CHECK EACH BOX BELOW
THAT CORRECTLY DESCRIBES THE INVESTOR

ACCREDITED INVESTOR STATUS

Unless otherwise indicated, capitalized terms used without definition in this Exhibit shall have the respective meanings specified in the attached Subscription Agreement.

The Investor hereby represents and warrants that it is correctly and in all respects described by the category or categories indicated by it or its authorized representative below.

Individuals and 401(k)/IRA Investors:

☐ (1)	The Investor is a natural person (or a 401(k)/IRA Investor directed by and for the benefit of a single natural person) whose net worth[1], either individually or jointly with such person’s spouse or spousal equivalent[2], exceeds $1,000,000.
☐ (2)	The Investor is a natural person (or a 401(k)/IRA Investor directed by and for the benefit of a single natural person) who (a) either had (i) individual income in excess of $200,000 in each of the previous two calendar years or (ii) joint income with that person’s spouse or spousal equivalent[2] in excess of $300,000 in each of the previous two calendar years and (b) reasonably expects to reach the same income level in the current calendar year.
☐ (3)	The Investor is a natural person (or a 401(k)/IRA Investor directed by and for the benefit of a single natural person) holding in good standing a General Securities Representative license (Series 7), a Private Securities Offerings Representative license (Series 82), or a Licensed Investment Adviser Representative license (Series 65).

Trusts:

☐ (1)	The Investor is a trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a “sophisticated person” (meaning a person that has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Fund).

1 In calculating the Investor’s net worth: (i) the Investor’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the Investor’s primary residence, up to the estimated fair market value of the primary residence at the time of calculation, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the Investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of calculation shall be included as a liability. In calculating the Investor’s net worth jointly with the Investor’s spouse or spousal equivalent, (a) the Investor’s spouse’s or spousal equivalent’s primary residence (if different from the Investor’s own) and indebtedness secured by such primary residence should be treated in a similar manner and (b) joint net worth can be calculated as the aggregate net worth of the Investor and such Investor’s spouse or spousal equivalent (i.e., the assets included in such joint net worth calculation need not be held jointly by the Investor and such Investor’s spouse or spousal equivalent).

2 Rule 501(j) under the Securities Act defines a “spousal equivalent” as a cohabitant occupying a relationship generally equivalent to that of a spouse.

Proprietary, Trade Secret and Confidential

☐ (2)

The Investor is a revocable grantor trust, and (a) each grantor of the trust has the power to revoke the trust at any time and regain title to the trust assets, (b) the grantors may amend the trust at any time and (c) each grantor is an accredited investor as described in one or more of the categories set forth in this Exhibit. Please describe the circumstances under which the trust may be revoked and amended by the grantor(s):

Corporations, Partnerships, Business Trusts, Limited Liability Companies and Other Entities (Excluding Trusts other than Business Trusts):

☐ (1)	The Investor is a (a) corporation, (b) partnership, (c) limited liability company, (d) other organization described in Section 501(c)(3) of the Code, or (e) Massachusetts or similar business trust; in each case, not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000.
☐ (2)	The Investor is a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or a fiduciary capacity.
☐ (3)	The Investor is a broker or dealer registered pursuant to Section 15 of the Exchange Act.
☐ (4)	The Investor is an investment adviser (a) registered pursuant to Section 203 of the Investment Advisers Act, (b) registered pursuant to the laws of a state within the United States or (c) relying on the exemption from registration with the U.S. Securities and Exchange Commission under Section 203(l) or 203(m) of the Investment Advisers Act.
☐ (5)	The Investor is an insurance company as defined in Section 2(a)(13) of the Securities Act.
☐ (6)	The Investor is an investment company registered under the 1940 Act or a business development company as defined in Section 2(a)(48) of the 1940 Act.
☐ (7)	The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.
☐ (8)	The Investor is a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended.
☐ (9)	The Investor is any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such a plan has total assets in excess of $5,000,000.

Proprietary, Trade Secret and Confidential

☐ (10)	The Investor is any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act.
☐ (11)	The Investor is an employee benefit plan within the meaning of Title I of ERISA if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons or entities that are accredited investors as described in one or more of the categories set forth in this Exhibit.
☐ (12)	The Investor is an entity (other than a trust) in which all of the equity owners are accredited investors as described in one or more of the categories set forth in this Exhibit.[3] Beneficiaries of a trust are not considered equity owners for these purposes.
☐ (13)	The Investor is an entity (other than a trust), of a type not described in categories (1) – (12) set forth above, not formed for the specific purpose of acquiring the Shares and owning Investments[4] in excess of $5,000,000.

Family Offices and Family Office Clients:

☐ (1)	The Investor is a family office as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act and (a) has assets under management in excess of $5,000,000, (b) is not formed for the specific purpose of acquiring the Shares and (c) whose prospective investment in the Shares is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of an investment in the Shares.
☐ (2)	The Investor is a family client as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of a family office described in category (1) above and whose investment in the Shares is directed by such family office.

“Non-U.S. Person” Not Described Above:

☐	The Investor is not described in any of the categories set forth above in this Exhibit, but is not a “U.S. Person” and has indicated in Exhibit B that it is accurately described by one of categories 10 - 13 thereof.

3 In determining the accredited investor status of an entity for purposes of this category (12), if such entity is itself owned by one or more other entities, it is permissible to look through the equity ownership of such other entities to natural persons, and if (a) each such natural person is an accredited investor as described in one or more categories in this Exhibit and (b) all other equity owners of such entity are accredited investors as described in one or more categories in this Exhibit, then such entity may be considered an accredited investor for purposes of this category (12).

4 The term Investments is defined in Rule 2a51-1 under the 1940 Act.

Proprietary, Trade Secret and Confidential

EXHIBIT B

ALL INVESTORS MUST COMPLETE THIS EXHIBIT
PLEASE CHECK EACH BOX BELOW
THAT CORRECTLY DESCRIBES THE INVESTOR

U.S. PERSON STATUS

Unless otherwise indicated, capitalized terms used without definition in this Exhibit shall have the respective meanings specified in the attached Subscription Agreement.

The Investor hereby represents and warrants that it is correctly and in all respects described by the category or categories indicated by it or its authorized representative below.

The Investor falls within one of the following categories of a “U.S. Person” set forth in Rule 902(k) of Regulation S under the Securities Act:

☐ (1)	A natural person resident in the United States of America, its territories and possessions, any state of the United States, or the District of Columbia (the “United States”).
☐ (2)	A partnership or corporation organized or incorporated under the laws of the United States.
☐ (3)	An estate of which any executor or administrator is a U.S. Person, unless, in the case of an estate of which any professional fiduciary acting as executor or administrator is a U.S. Person, the estate is governed by laws of a jurisdiction other than the United States and an executor or administrator who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate.
☐ (4)	A trust of which any trustee is a U.S. Person, unless, in the case of a trust of which any professional fiduciary acting as trustee is a U.S. Person, a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person.
☐ (5)	An agency or branch of a non-United States entity located in the United States.
☐ (6)	A non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person.
☐ (7)	A discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States unless such account is held for the benefit or account of a non-U.S. Person.
☐ (8)	A partnership or corporation (1) organized or incorporated under the laws of any jurisdiction other than the United States, and (2) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation D of the Securities Act) who are not natural persons, estates or trusts.

Proprietary, Trade Secret and Confidential

☐ (9)	None of the above apply to the Investor. If this is the case, the Investor should check one or more of the boxes in (10) – (13) below applicable to it.

The Investor falls within one of the following non-U.S. Person categories:

☐ (10)	The Investor (a) (1) is located outside the United States, (2) is a branch or agency of a U.S. Person, (3) operates for valid business reasons, (4) is engaged in the business of insurance or banking and (5) is subject to substantive insurance or banking regulation in the jurisdiction where it is located, (b) is not acquiring the Shares for the account or benefit of any U.S. Person and (c) executed the attached Subscription Agreement outside of the United States, and no offer to purchase the Shares was made to the Investor in the United States.
☐ (11)	The Investor (a) is an employee benefit plan established and administered in accordance with the law of a country other than the United States and the customary practices and documentation of such country, (b) is not acquiring the Shares for the account or benefit of any U.S. Person and (c) executed the attached Subscription Agreement outside of the United States, and no offer to purchase the Shares was made to the Investor in the United States.
☐ (12)	The Investor (a) is one of the following: the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans, (b) is not acquiring the Shares for the account or benefit of any U.S. Person and (c) executed the attached Subscription Agreement outside of the United States, and no offer to purchase the Shares was made to the Investor in the United States.
☐ (13)	The Investor does not fall within any of the categories set forth in (1) – (12) above, is not acquiring the Shares for the account or benefit of any U.S. Person, executed the attached Subscription Agreement outside of the United States, and no offer to purchase the Shares was made to the Investor in the United States.

For the purposes of the preceding items (10) – (13), the term “U.S. Person” means any person, estate, trust or entity described in category (1) – (8) above in this Exhibit.

Proprietary, Trade Secret and Confidential

EXHIBIT C

ALL INVESTORS MUST COMPLETE THIS EXHIBIT
PLEASE CHECK ONE BOX IN SECTION I BELOW THAT BEST DESCRIBES THE INVESTOR,
AND ONE OF THE TWO BOXES IN SECTION II

BENEFICIAL OWNERSHIP CATEGORIES FOR INVESTMENT ADVISERS ACT REPORTING PURPOSES

Unless otherwise indicated, capitalized terms used without definition in this Exhibit shall have the respective meanings specified in the attached Subscription Agreement.

I.       The Adviser or an Affiliated Person thereof may be required, pursuant to the Investment Advisers Act, to provide certain information related to the types of beneficial owners of the Fund to the SEC. As a result, the Fund is seeking the following information. Please indicate below (by checking the corresponding box) one (1) category that best describes the Investor:

(a)	☐	Individual(s) that is/are a United States person[1] (including their trusts)
(b)	☐	Individual(s) that is/are not a United States person (including their trusts)
(c)	☐	Broker-dealer that is a United States person
(d)	☐	Broker-dealer that is not a United States person
(e)	☐	Insurance company that is a United States person
(f)	☐	Insurance company that is not a United States person
(g)	☐	Investment company registered with the SEC
(h)	☐	Private fund[2]
(i)	☐	Non-profit that is a United States person
(j)	☐	Non-profit that is not a United States person
(k)	☐	U.S. Pension plan (excluding governmental pension plan)
(l)	☐	Banking or thrift institution that is a United States person
(m)	☐	Banking or thrift institution that is not a United States person
(n)	☐	State or municipal government entity[3] (excluding governmental pension plan)

1 “United States person” has the meaning provided in rule 203(m)-1 under the Investment Advisers Act, which includes, among others, any natural person that is resident in the United States of America, its territories and possessions, any state of the United States, or the District of Columbia.

2 “Private fund” means any issuer that would be an investment company as defined in Section 3 of the 1940 Act but for Section 3(c)(1) or 3(c)(7) of that Act.

3 “Government entity” means any U.S. state (including any U.S. state, the District of Columbia, Puerto Rico, the U.S. Virgin Islands or any other possession of the United States) or political subdivision of a state, including: (i) any agency, authority or instrumentality of the state or political subdivision; (ii) a plan or pool of assets controlled by the state or political subdivision or any agency, authority or instrumentality thereof; and (iii) any officer, agent, or employee of the state or political subdivision or any agency, authority or instrumentality thereof, acting in such person’s official capacity.

Proprietary, Trade Secret and Confidential

(o)	☐	State or municipal governmental pension plan
(p)	☐	Sovereign wealth fund or foreign official institution
(q)	☐	Investor that is not a United States person and about which the foregoing beneficial ownership information is not known and cannot reasonably be obtained because the beneficial interest is held through a chain involving one or more third-party intermediaries.
(r)	☐	Other:

II.       For other information-gathering purposes under the Investment Advisers Act, the Fund is requesting that the Investor indicate whether or not the Investor is a fund of funds4:

☐	The Investor is a fund of funds.

☐	The Investor is not a fund of funds.

4 “Fund of funds” means any private fund (see footnote 2 above) that invests 10% or more of its total assets in other pooled investment vehicles, whether or not they are also private funds or registered investment companies.

Proprietary, Trade Secret and Confidential

EXHIBIT D

ALL INVESTORS MUST COMPLETE THIS EXHIBIT
PLEASE ANSWER EACH QUESTION EVEN IF ALL OF THE ANSWERS ARE “NO”

PLAN INVESTOR REPRESENTATIONS

Unless otherwise indicated, capitalized terms used without definition in this Exhibit shall have the respective meanings specified in the attached Subscription Agreement.

The Investor hereby represents and warrants, pursuant to Section 2(n) of the attached Subscription Agreement, as set forth below.

1.       The Investor is, or is acting on behalf of: (a) an “employee benefit plan” within the meaning of Section 3(3) of ERISA, that is subject to Part 4 of Subtitle B of Title I of ERISA; (b) a “plan” within the meaning of Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code; or (c) any other entity or account, any of the assets of which constitute “plan assets” for purposes of ERISA or Section 4975 of the Code, of an “employee benefit plan” or a “plan” described in (a) or (b) (each, a “Benefit Plan Investor”).

☐ Yes                                          ☐ No

If the Investor answered “No” to this item 1 (i.e., the Investor is not a Benefit Plan Investor), it will promptly notify the Fund in writing in the event it ever becomes, or there is a material likelihood that it will become, a Benefit Plan Investor.

2.       If the answer to item 1 above is “Yes” based on clause (c) thereof (including, without limitation, insurance company general accounts), the current participation in the Investor (or the entity or account on whose behalf the Investor is acting) by Benefit Plan Investors, expressed as a percentage, is: ________% (the “Current Percentage”), and the maximum participation in the Investor (or the entity or account on whose behalf the Investor is acting) by Benefit Plan Investors, expressed as a percentage, while the Investor holds Shares of the Fund will be ________%.

The Investor expressly agrees to promptly disclose in writing any changes with respect to the Current Percentage, to promptly re-confirm such percentages in writing at any time upon the request of the Fund (or other person acting on behalf of the Fund), and to provide such other information reasonably requested by the Fund (or other person acting on behalf of the Fund) for purposes of determining whether or not any of the assets of the Fund (or any other vehicle or entity) constitute “plan assets” for purposes of ERISA or Section 4975 of the Code.

3.       The Investor is, or is acting on behalf of, a “governmental plan” within the meaning of Section 3(32) of ERISA, a “foreign plan,” or another plan or retirement arrangement that is not subject to Part 4 of Subtitle B of Title I of ERISA and with respect to which Section 4975 of the Code does not apply or a partnership, limited liability company or other entity or account in which such a governmental plan, foreign plan or other plan or retirement arrangement holds 25% or more of the value of any class of equity interest in such entity or account or that is deemed to hold the assets of such a governmental plan, foreign plan or other plan or retirement arrangement under applicable law (each, an “Other Plan Investor”).

☐ Yes                                          ☐ No

Proprietary, Trade Secret and Confidential

4.       The Investor is, or is acting on behalf of, a “church plan” within the meaning of Section 3(33) of ERISA.

☐ Yes                                          ☐ No

5.       The Investor is, or is acting on behalf of, an entity or account described under 29 C.F.R. § 2510.3-101(h) (such as, for example, a group trust, a bank common or collective trust or certain insurance company separate accounts).

☐ Yes                                          ☐ No

6.       Please indicate whether or not the Investor is (a) a person or entity who has discretionary authority or control with respect to the assets of the Fund, (b) a person or entity who provides investment advice for a fee (direct or indirect) with respect to the assets of the Fund, or (c) an “affiliate” (within the meaning of 29 C.F.R. Section 2510.3-101(f)(3)) of a person or entity described in (a) or (b).

☐ Yes                                          ☐ No

7.       If the answer to any of items 1, 3, 4 or 5 above is “Yes,” the Investor hereby represents and warrants to and agrees with the Fund that:

(a)	The decision to invest the Investor’s assets in the Fund was made by fiduciaries independent of the Fund, the Adviser and any placement agent, which parties are duly authorized to make such investment decisions and who have concluded, after consideration of their fiduciary duties under applicable law, that the investment of assets of the Investor in the Fund is prudent and made in accordance with the governing documents of the applicable employee benefit plan, plan or Other Plan Investor and such documents do not prohibit the investment contemplated herein, and the Investor and such parties have not relied on any advice or recommendation of the Adviser or any placement agent or any of their respective partners, members, employees, stockholders, officers, directors, agents, representatives or affiliates;

(b)	None of the Adviser or any placement agent nor any of their respective partners, members, employees, stockholders, officers, directors, agents, representatives or affiliates have exercised any discretionary authority or control with respect to the Investor’s investment in the Fund, nor have the Adviser or any placement agent or any of their respective partners, members, employees, stockholders, officers, directors, agents, representatives or affiliates rendered investment advice to the Investor based upon the Investor’s investment policies or strategy, overall portfolio composition or diversification;

(c)	(1) The Investor has been informed of and understands the investment objectives and policies of the Fund; (2) the Investor is aware of the provisions of Section 404 of ERISA or any similar provisions of applicable law governing the Investor (“Similar Law”) relating to fiduciary duties, including any applicable requirement for diversifying the investments of an employee benefit plan; (3) the Investor has given appropriate consideration to the facts and circumstances relevant to the investment by the Investor in the Fund and has determined that such investment is reasonably designed, as part of the Investor’s portfolio of investments, to further the purposes of the relevant plan(s); and (4) the Investor’s investment in the Fund is permissible under the documents governing the investment of its plan assets and under ERISA or Similar Law;

Proprietary, Trade Secret and Confidential

(d)	The terms of the Governing Documents, including all exhibits and attachments thereto, comply with the Investor’s governing instruments and applicable laws governing the Investor, and the Investor will promptly advise the Fund in writing of any changes in any governing law or any regulations or interpretations thereunder affecting the duties, responsibilities, liabilities or obligations of the Fund or the Adviser or any of their respective partners, members, employees, stockholders, officers, directors, agents, representatives or affiliates;

(e)	The Investor’s investment in the Fund will not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code; and

(f)	In the case of any Other Plan Investor, the assets of the Fund will not constitute the assets of the Investor, any plan the Investor is acting on behalf of, or any plan whose assets are held by the Investor under the provisions of any applicable law.

8.       If the Investor is a Benefit Plan Investor, then the Investor acknowledges that (i) the Fund intends to conduct its affairs and operations in such a manner so that the assets of the Fund will not be treated as “plan assets” for purposes of ERISA, and (ii) in furtherance of the foregoing, the Fund and the Adviser will have broad authority to take any actions necessary or desirable in order to prevent the assets of the Fund from constituting “plan assets” for purposes of ERISA or Section 4975 of the Code, including the authority to cause a mandatory withdrawal by one or more Benefit Plan Investors and to restrict the transfer of Shares to Benefit Plan Investors.

9.       If the Investor is a Benefit Plan Investor, then the Investor represents that the person acting on behalf of the Investor in exercising discretion in authorizing the investment and executing, or directing another party to execute, the Subscription Agreement and the person acting on behalf of the Investor in exercising discretion to authorize the continued investment in the Fund (the “Fiduciary”) is:

(a)	Capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (both in general and specifically to be undertaken by the Fund), including the decision on behalf of the Investor to invest in the Fund or to continue the investment in the Fund or (if applicable) to withdraw or redeem therefrom and has made an independent determination that the terms of the Offering Materials and the investments contemplated thereunder (including, without limitation, the payments of compensation to the Adviser and/or any affiliate thereof) are prudent and in the best interests of the Investor;

(b)	Aware of and acknowledges and agrees that (1) neither the Adviser nor any its affiliates is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Investor’s initial investment or continued investment in the Fund or (if applicable) any decision to withdraw or redeem therefrom, and (2) the Adviser and its affiliates have a financial interest in the Investor’s investment in the Fund on account of the fees and other compensation they expect to receive from the Fund and their other relationships with the Fund, as disclosed in the Offering Materials;

(c)	A fiduciary under ERISA or Section 4975 of the Code, or both, with respect to the Investor’s investment in the Fund and is responsible for exercising independent judgment in evaluating such investment transaction; and

Proprietary, Trade Secret and Confidential

(d)	Aware of and acknowledges and agrees that (1) the Adviser and its affiliates have not provided and will not provide “investment advice” (within the meaning of ERISA) to the Investor or the Fiduciary with respect to any communications made to the Investor or the Fiduciary concerning the Investor’s initial and continued investment in the Fund or (if applicable) its withdrawal or redemption therefrom and (2) none of the Adviser or any of its affiliates is receiving a fee or other compensation directly from the Investor or the Fiduciary for the provision of investment advice (as opposed to other services) in connection with the initial or continued investment in the Fund or (if applicable) the Investor’s withdrawal or redemption therefrom.

The Investor shall notify the Fund promptly after obtaining knowledge of the occurrence of any event which invalidates or otherwise renders inaccurate (or will be reasonably expected to invalidate or otherwise render inaccurate) any of the foregoing representations and warranties.

Proprietary, Trade Secret and Confidential

EXHIBIT E

FOR EUROPEAN ECONOMIC AREA AND UNITED KINGDOM INVESTORS ONLY
PLEASE CHECK EACH BOX BELOW
THAT CORRECTLY DESCRIBES THE INVESTOR

EUROPEAN ECONOMIC AREA AND UNITED KINGDOM INVESTOR REPRESENTATIONS

Unless otherwise indicated, capitalized terms used without definition in this Exhibit shall have the respective meanings specified in the attached Subscription Agreement.

If the Investor is domiciled or has a registered office in the EEA or the United Kingdom (an “EEA Investor”), the EEA Investor hereby declares, warrants and represents that it falls within one or more of the categories listed below.

Check the box or boxes next to the paragraph which applies.

☐	(1) an entity which is required to be authorized or regulated to operate in the financial markets. The list below should be understood as including all authorized entities carrying out the characteristic activities of the entities mentioned: entities authorized by an EEA Member State under a European Directive, entities authorized or regulated by an EEA Member State without reference to a European Directive, and entities authorized or regulated by a state which is not an EEA Member State:

(a)	a credit institution
(b)	an investment firm
(c)	another authorized or regulated financial institution
(d)	an insurance company
(e)	a collective investment scheme or the management company of such a scheme
(f)	a pension fund or the management company of such a fund
(g)	a commodity and commodity derivatives dealer
(h)	a local firm
(i)	any other institutional investor

☐	(2) a large undertaking meeting two of the following size requirements on a company basis:

•	balance sheet total: EUR 20,000,000,
•	net turnover: EUR 40,000,000,
•	own funds: EUR 2,000,000.

☐	(3) a national or regional government, a public body that manages public debt, a central bank, an international or supranational institution (such as the World Bank, the IMF, the ECB, the EIB) or another similar international organization

Proprietary, Trade Secret and Confidential

☐	(4) another institutional investor whose main activity is to invest in financial instruments, including entities dedicated to the securitization of assets or other financing transactions.

☐	(5) any other entity or person who has adequate expertise, experience and knowledge resulting in the entity or person being capable of making its own investment decisions and understanding the risks involved, and who satisfies at least two of the following criteria:

(a)	the entity or person has carried out transactions, in significant size, on the relevant market at an average frequency of 10 per quarter over the previous four quarters;
(b)	the size of the entity’s or person’s financial instrument portfolio, defined as including cash deposits and financial instruments, exceeds EUR 500,000;
(c)	the entity or person works or has worked in the financial sector for at least one year in a professional position, which requires knowledge of the transactions or services envisaged.

If paragraph 5 applies the Investor must contact the Adviser for the relevant form of confirmation it will be required to give.

☐	(6) the Investor is a local public authority or a municipality, or is a pension fund administered by such a local public authority or a municipality.

If paragraph 6 applies the Investor must contact the Adviser for the relevant form of confirmation it will be required to give.

Proprietary, Trade Secret and Confidential

EXHIBIT F

ALL INVESTORS MUST COMPLETE THIS EXHIBIT

PLEASE CHECK EACH BOX THAT CORRECTLY DESCRIBES THE INVESTOR

FOREIGN PERSON / NON-U.S. GOVERNMENT STATUS

Unless otherwise indicated, capitalized terms used without definition in this Exhibit shall have the respective meanings specified in the attached Subscription Agreement.

The Investor hereby represents and warrants, pursuant to Section 2(r) of the attached Subscription Agreement, as set forth below. Please check all applicable boxes and provide any additional information required. For Investors who are not individuals, please complete both Part 1 and Part 2 under “For Investors who are not individuals.”

For Investors who are individuals:

☐            1.            The Investor is not a U.S. National.1

If the Investor checked this item 1, please list all jurisdictions of which the Investor is a national below:

☐            2.             The Investor is a U.S. National, and Control2 is exercised or may be exercisable over the Investor, in any form, by one or more person(s) who is (are) not a U.S. National (a "Non-U.S. National") or by one or more Non-U.S. Government(s)3 or Non-U.S. Entity(ies).4

If the Investor checked this item 2, please identify the applicable Non-U.S. Government(s) (if any) below:

☐            3.             The Investor is not a Foreign Person (within the meaning of the DPA or CFIUS laws, rules, regulations, directives or special measures).

1 For purposes of this exhibit, “U.S. National” means a citizen of the United States or an individual who, although not a citizen of the United States, owes permanent allegiance to the United States.

2 For purposes of this exhibit, “Control” means the power, direct or indirect, whether exercised or not exercised, to determine, direct or decide important matters affecting a person or entity, subject to regulations prescribed by CFIUS, and includes negative control (i.e., the ability to prevent a person from making a particular decision).

3 For purposes of this exhibit, “Non-U.S. Government” means (i) any government or body exercising governmental functions (other than the United States Government or a subnational government of the United States), including national and subnational governments and their respective departments, agencies and instrumentalities, and (ii) any entity controlled by such a government or body described in clause (i).

4 For purposes of this exhibit, “Non-U.S. Entity” means a trust, corporation, partnership, limited liability company or other entity organized or formed under the laws of a government or body exercising governmental functions, other than the United States government or a subnational government of the United States (i.e., any jurisdiction outside of the United States).

Proprietary, Trade Secret and Confidential

If the Investor checked this item 3, but also checked item 1 or 2, please explain why it is not a Foreign Person:

For Investors who are not individuals:

PART 1

☐            1.             The Investor is a Non-U.S. Entity.4

☐            2.             The Investor is a Non-US Government.3

If the Investor checked this item, please identify the applicable Non-U.S. Government(s) below:

☐            3.             The Investor is a trust, corporation, partnership, limited liability company or other entity organized or formed under the laws of the United States or a jurisdiction within the United States (a "U.S. Entity") and Control2 is exercised or may be exercisable over the Investor, in any form, by one or more Non-U.S. National(s) and/or Non-U.S. Entity(ies).

☐            4.             The Investor is a U.S. Entity and Control2 is exercised or may be exercisable over the Investor, in any form, by a Non-U.S. Government.

If the Investor checked this item, please identify the applicable Non-U.S. Government(s) below:

☐            5.             The Investor is not a Foreign Person (within the meaning of the DPA or CFIUS laws, rules, regulations, directives or special measures).

If the Investor checked this item, but checked any of items 1 through 4, please explain why it is not a Foreign Person:

☐            6.             The Investor is a Foreign Person and an Excepted Investor (each within the meaning of the DPA or CFIUS laws, rules regulations, directives or special measures).

If the Investor checked this item, please explain how it meets the definition of Excepted Investor below or on a separate attachment:

Proprietary, Trade Secret and Confidential

PART 2

7.             The Investor is a U.S. Entity or a Non-U.S. Entity, and a Non-U.S. Government has a direct or indirect voting or economic interest in the Investor of 10% or more.

☐ True                             ☐ False

If the Investor checked "True" in this item, please identify the applicable Non-U.S. Government(s) below:

Proprietary, Trade Secret and Confidential

EXHIBIT G

ALL INVESTORS MUST COMPLETE THIS EXHIBIT

GOVERNMENT ENTITY STATUS

The Investor hereby represents and warrants, pursuant to Section 2(s) of the attached Subscription Agreement, that the information in this Exhibit G regarding the Investor is true and correct:

1.            The Investor is a "government entity" within the meaning of Rule 206(4)-5 of the Investment Advisers Act (a "Government Entity").1

☐ Yes                  ☐ No

2.            If the Investor is (a) acting as trustee, custodian or nominee for a beneficial owner that is a Government Entity or (b) an entity that is majority owned by a Government Entity, the name of such Government Entity is as follows (please insert name):

3.            If the Investor is (a) a Government Entity, (b) acting as trustee, custodian or nominee for a beneficial owner that is a Government Entity, or (c) an entity described in 2(b) above, the Investor hereby certifies that:

☐	other than Rule 206(4)-5 promulgated under the Investment Advisers Act, no "pay to play," lobbyist disclosure or registration or other similar compliance obligations would be imposed on the Fund, the Adviser or their respective Affiliated Persons or employees in connection with the purchase of the Shares by the Investor.

If the Investor cannot make such certification, indicate in the space below all other "pay to play" laws, rules or guidelines, lobbyist disclosure or registration laws or rules or similar compliance obligations that the Fund, the Adviser or their respective Affiliated Persons or employees would be subject to in connection with the purchase of the Shares by the Investor:

1 “Government Entity” means any U.S. state (including any U.S. state, the District of Columbia, Puerto Rico, the U.S. Virgin Islands or any other possession of the United States) or political subdivision of a state, including: (i) any agency, authority or instrumentality of a state or political subdivision; (ii) a pool of assets sponsored or established by a state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan” as defined in section 414(j) of the Code, or a state general fund; (iii) a plan or program of a government entity; and (iv) officers, agents, or employees of a state or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

Proprietary, Trade Secret and Confidential

EXHIBIT H

ALL INVESTORS MUST COMPLETE THIS EXHIBIT

FINANCIAL INDUSTRY REGULATORY AUTHORITY

RULE 5130 AND 5131 QUESTIONNAIRE

Unless otherwise indicated, capitalized terms used without definition in this Exhibit shall have the respective meanings specified in the attached Subscription Agreement.

The Fund from time to time may make investments in new issues,1 as defined in Rule 5130. To participate in such new issues, the Fund will be required to provide information as to the “beneficial interest” of “restricted persons” and “covered persons” in the Fund.

The Investor has completed this Exhibit H pursuant to Section 2(t) of the attached Subscription Agreement. The Investor represents and warrants that the information provided by the Investor in this Exhibit H is true and accurate.

The following terms used throughout this Exhibit H are defined in the footnotes: “new issue”, “beneficial interest”, “associated with”, “limited business broker-dealer”, “immediate family”, “material support”, “collective investment account,” “non-exempt restricted person,” “public company,” “covered non-public company,” “private fund” and “control person.”

GENERAL INSTRUCTIONS

1.             If the Investor desires to be treated as a “restricted person” for purposes of Rule 5130 or a “covered person” for purposes of Rule 5131 without further investigation, the Investor should (i) check the relevant box immediately below this General Instruction No. 1; and, if both boxes are checked, (ii) skip Sections I-IV.

☐       The Investor elects to have its entire interest in the Fund treated as being held by a “restricted person” within the meaning, and for the purposes, of Rule 5130. The Investor understands that in electing to be treated as a “restricted person”, the Investor may be completely or partially restricted from participating in gains and losses attributable to the Fund’s purchase of new issues.

1 As used herein, “new issue” means any initial public offering of an equity security, as defined in Section 3(a)(11) of the Exchange Act, made pursuant to a registration statement or offering circular. New issue shall not include (A) offerings made pursuant to an exemption under Section 4(a)(1), 4(a)(2) or 4(a)(5) of the Securities Act, or SEC Rule 504 if the securities are “restricted securities” under SEC Rule 144(a)(3), or Rule 144A or Rule 505 or Rule 506 adopted thereunder; (B) offerings of exempted securities as defined in Section 3(a)(12) of the Exchange Act and rules promulgated thereunder, or offerings made under Regulation S of the Securities Act or otherwise made outside of the United States or its territories unless the securities offered and sold in the Regulation S offering or other offering made outside of the United States are also registered for sale in the United States under the Securities Act in connection with a concurrent initial public offering of an equity security in the United States; (C) offerings of securities of a commodity pool operated by a commodity pool operator as defined under Section 1a(5) of the Commodity Exchange Act; (D) rights offerings, exchange offers, or offerings made pursuant to a merger or acquisition; (E) offerings of investment grade asset-backed securities; (F) offerings of convertible securities; (G) offerings of preferred securities; (H) offerings of an investment company registered under the 1940 Act; (I) offerings of securities (in ordinary share form or ADRs registered on Form F-6) that have a pre-existing market outside of the United States; and (J) offerings of a special purpose acquisition company subject to SEC rules and regulations, a business development company as defined in Section 2(a)(48) of the 1940 Act, a direct participation program as defined in FINRA Rule 2310(a), or a real estate investment trust as defined in Section 856 of the Code.

Proprietary, Trade Secret and Confidential

☐       The Investor elects to have its entire interest in the Fund treated as being held by a “covered person” (as defined in Section IV below) for purposes of Rule 5131. The Investor understands that in electing to be treated as a “covered person”, the Investor may be completely or partially restricted from participating in gains and losses attributable to the Fund’s purchase of new issues.

2.       If the Investor did not check either box in General Instruction 1 above, the Investor should follow the Instructions for Sections I-IV to complete this Questionnaire. If the Investor checked only the first box, Sections II and III can be skipped. If only the second box, Section IV can be skipped.

I.       DETERMINATION OF STATUS AS AN EXEMPT PERSON

The Investor should check each box in Part A of this Section I that is applicable to the Investor. If no box in Part A is applicable to the Investor, the Investor should check the box in Part B of this Section I. If the Investor checks one or more of the boxes in Part A of this Section I, the Investor may skip Sections II and III. If the Investor checks one or more of the boxes numbered 1 through 10 in Part A of this Section I, the Investor may also skip Section IV.

A.            The Investor is:

☐            1.            an investment company registered under the 1940 Act.

☐            2.            a common trust fund or similar fund as described in Section 3(a)(12)(A)(iii) of the Exchange Act, and the fund (a) has investments from 1,000 or more accounts, and (b) does not limit beneficial interests2 in the fund principally to trust accounts of persons or entities described in items 1-12 of Part A of Section II below ("Restricted Persons").

☐           3.            an insurance company general, separate or investment account, and (a) the account is funded by premiums from 1,000 or more policyholders, or, if a general account, the insurance company has 1,000 or more policyholders, and (b) the insurance company does not limit the policyholders whose premiums are used to fund the account principally to Restricted Persons, or, if a general account, the insurance company does not limit its policyholders principally to Restricted Persons.

☐            4.            a publicly traded entity (other than a broker-dealer or an affiliate of a broker-dealer where such broker-dealer is authorized to engage in the public offering of new issues either as a selling group member or underwriter) that: (a) is listed on a national securities exchange, or (b) is a foreign issuer whose securities meet the quantitative designation criteria for listing on a national securities exchange.

☐           5.            an investment company organized under the laws of a foreign jurisdiction and (a) the investment company is listed on a foreign exchange or authorized for sale to the public by a foreign regulatory authority, (b) no person owning more than 5% of the shares of the investment company is a Restricted Person, the investment company has 100 or more direct investors, or the investment company has 1,000 or more indirect investors, and (c) the investment company was not formed for the specific purpose of permitting Restricted Persons to invest in new issues.

2 As used herein, the term “beneficial interest” means any economic interest, such as the right to share in gains or losses. The initial receipt of a management or performance based fee for operating a collective investment account (see footnote 7 below), or other fee for acting in a fiduciary capacity, is not considered a beneficial interest in the account. However, the accumulation of these fees, if subsequently invested in the collective investment account (as a deferred fee arrangement or otherwise) would constitute a beneficial interest in the account.

Proprietary, Trade Secret and Confidential

☐            6.            an ERISA benefits plan that is qualified under Section 401(a) of the Code and such plan is not sponsored solely by a broker-dealer.

☐            7.            an employee retirement benefits plan organized under and governed by the laws of the United States or of a foreign jurisdiction, provided that such plan or family of plans (a) has, in aggregate, at least 10,000 plan participants and beneficiaries and $10 billion in assets, (b) is operated in a non-discriminatory manner insofar as a wide range of employees, regardless of income or position, are eligible to participate without further amendment or action by the plan sponsor, (c) is administered by trustees or managers that have a fiduciary obligation to administer the funds in the best interests of the participants and beneficiaries, and (d) is not sponsored solely by a broker-dealer.

☐            8.            a state or municipal government benefits plan that is subject to state or municipal regulation.

☐            9.            a tax exempt charitable organization under Section 501(c)(3) of the Code.

☐            10.          a church plan under Section 414(e) of the Code.

☐            11.          an entity that has obtained an exemption from Rule 5130 under paragraph (h) of Rule 5130 that has not been revoked. If true, please describe any conditions to such exemption:

☐            B.            None of the categories in Part A of this Section I is applicable to the Investor.

II.            DETERMINATION OF STATUS AS A RESTRICTED PERSON

Unless the Investor has checked one or more of the boxes in Part A of Section I above, the Investor should check each box in Part A of this Section II that is applicable to the Investor (and, if the Investor checks the box for item 4, 5, 6 and/or 12, provide the additional information requested) or, if none of the categories in Part A is applicable, the Investor should check the box in Part B of this Section II.

A.            The Investor:

☐            1.             is a FINRA member or other broker-dealer (other than a broker-dealer described in item 14 of this Part A of Section II).

☐            2.            is an officer, director, general partner, associated person3 or employee of a FINRA member or other broker-dealer (other than a limited business broker-dealer4).

☐            3.             is an agent of a FINRA member or other broker-dealer (other than a limited business broker-dealer) that is engaged in the investment banking or securities business.

3 A person “associated with” a FINRA member or broker-dealer includes a sole proprietor, partner, officer, director, or branch manager of such member or broker-dealer, or a natural person occupying a similar status or performing similar functions, or a natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA member or broker-dealer and also includes a natural person who is registered or has applied for registration under the rules of FINRA.

4 A “limited business broker-dealer” is a broker-dealer whose authorization to engage in the securities business is limited solely to the purchase and sale of investment company/variable contracts securities and/or direct participation program securities.

Proprietary, Trade Secret and Confidential

☐            4.            is an immediate family member5 of a person described in item 2 or 3 above, and the person described in item 2 or 3 above (a) materially supports6, or receives material support from, such immediate family member, (b) is employed by or associated with a FINRA member or other broker-dealer that participates in the selling of new issues, or an affiliate of such a FINRA member or other broker-dealer, or (c) has an ability to control the allocation of new issues. Note the follow-up questions below.

If the undersigned checked the box in this item 4:

(a)	does the person described in item 2 or 3 above materially support, or receive material support from, such immediate family member?

☐ Yes (If "yes", the Investor need not complete 4(b) and 4(c) below)

☐ No (Please complete 4(b) and 4(c) below)

(b)	is the person described in item 2 or 3 above employed by or associated with a FINRA member or other broker-dealer that participates in the selling of new issues, or an affiliate of such a FINRA member or other broker-dealer?

☐ Yes (Please complete the following line)      ☐ No

If the answer to 4(b) is "yes", please provide below the name of the FINRA member or other broker-dealer, or the affiliate of the FINRA member or other broker-dealer:

(c)	does the person described in item 2 or 3 above have an ability to control the allocation of new issues?

☐ Yes (Please complete the following line)      ☐ No

If the answer to 4(c) is "yes", please provide below the name of the FINRA member or other broker-dealer for which the person described in item 2 or 3 above has an ability to control the allocation of new issues:

☐            5.            acts as a finder or acts in a fiduciary capacity (including, among others, attorneys, accountants and financial consultants) to any entity that at any time serves or may serve as a managing underwriter of a new issue. Note the follow-up question below.

If the undersigned checked the box in this item 5, please provide below the name of any firm with which a finder or fiduciary is associated:

☐            6.            is an immediate family member of a person described in item 5 above and such person described in item 5 above materially supports, or receives material support from, such immediate family member. Note the follow-up question below.

If the undersigned checked the box in this item 6, please provide below the name of the finder or fiduciary described in item 5 and the name of any firm with which a person described in item 5 is associated:

5 As used herein, the term “immediate family” includes parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, children and any other person to whom the person provides material support as defined in footnote 6 below.

6 For this purpose, the term “material support” means the direct or indirect provision of more than 25% of a person’s income in the prior calendar year. Members of the immediate family living in the same household are deemed to be providing each other with material support.

Proprietary, Trade Secret and Confidential

☐            7.           has the authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment advisor, or collective investment account.7

☐            8.            is an immediate family member of a person described in item 7 above and such person described in item 7 above materially supports, or receives material support from, such immediate family member.

☐            9.            is a person (other than a sovereign entity)8 listed, or required to be listed, in Schedule A of a Form BD (other than with respect to a limited business broker-dealer), except persons identified by an ownership code of less than 10%.

☐            10.           is a person (other than a sovereign entity) listed, or required to be listed, in Schedule B of a Form BD (other than with respect to a limited business broker-dealer), except persons whose listing on Schedule B relates to an ownership interest in a person listed on Schedule A of such Form BD identified by an ownership code of less than 10%.

☐            11.           is a person (other than a sovereign entity) that (a) directly or indirectly owns 10% or more of a public reporting company listed, or required to be listed, in Schedule A of a Form BD, or (b) directly or indirectly owns 25% or more of a public reporting company listed, or required to be listed, in Schedule B of a Form BD (other than a reporting company that is listed on a national securities exchange and other than with respect to a limited business broker-dealer).

☐            12.          is an immediate family member of a person specified in any of items 9-11 above, and the person specified in items 9-11 above (a) materially supports, or receives material support from, such immediate family member, (b) is an owner of a FINRA member or other broker-dealer that participates in the selling of new issues or an affiliate of such a FINRA member or other broker-dealer, or (c) has an ability to control the allocation of new issues. Note the follow-up questions below.

If the undersigned checked the box in this item 12:

(a)	does the person specified in items 9-11 above materially support, or receive material support from, such immediate family member?

☐ Yes (If "yes", the Investor need not complete 12(b) and 12(c) below)

☐ No (Please complete 12(b) and 12(c) below)

(b)            please provide below the name of the FINRA member or other broker-dealer, or its affiliate, owned by the person specified in items 9-11 above that caused the undersigned to check the box in this item 12:

(c)	does the person described in items 9-11 above have an ability to control the allocation of new issues?

☐ Yes (Please answer following line)      ☐ No

7 As used herein, the term “collective investment account” means any hedge fund, investment partnership, investment corporation, or any other collective investment vehicle that is engaged primarily in the purchase and/or sale of securities. The term does not include an investment club where a group of individuals pool their money and are collectively responsible for investment decisions, or a family investment vehicle beneficially owned solely by one or more of the following persons: immediate family members, “family members” within the meaning of the Investment Advisers Act and rules or regulations thereunder, or “family clients” within the meaning of the Investment Advisers Act and rules or regulations thereunder.

8 As used herein, the term “sovereign entity” means a sovereign nation or a pool of capital or an investment fund or other vehicle owned or controlled by a sovereign nation and created for the purpose of making investments on behalf of or for the benefit of the sovereign nation. As used herein, the term “sovereign nation” means a sovereign nation or its political subdivisions, agencies or instrumentalities.

Proprietary, Trade Secret and Confidential

If the answer to 12(c) is "yes", please provide below the name of the FINRA member or other broker-dealer for which the person described in items 9-11 above has an ability to control the allocation of new issues:

☐            13.           is an account, entity, organization, trust, association or other non-natural person in which any Non-Exempt Restricted Person9 has a direct or indirect beneficial interest. In determining whether a Non-Exempt Restricted Person has a direct or indirect beneficial interest in the Investor, the Investor should successively "look-through" each holder of a direct or indirect beneficial interest in the Investor until it reaches a natural person, a Non-Exempt Restricted Person or an entity described in items 1-10 of Part A of Section I (an "Exempt Person"). If the Investor checks the box in this item 13, the Investor must complete Section III below.

☐            14.           is a broker-dealer, or owner of a broker-dealer, organized as an investment vehicle, that restricts participation of Restricted Persons in gains and losses from new issues, including new issues purchased by the Fund, to no more than 10% of the Investor's total gains and losses attributable to new issues in accordance with Rule 5130. If the Investor checks the box in this item 14, the Investor must complete Section III below.

☐            B.            None of the above categories in Part A of this Section II is applicable to the Investor.

III.            RESTRICTED PERSON ACCOUNT INVESTORS

This Section III must be completed only by an Investor that checked the box in item 13 or 14 of Part A of Section II.

1.            Non-Exempt Restricted Persons directly or indirectly hold in the aggregate ____% of the beneficial interests in the Investor. In determining the percentage of the beneficial interests in the Investor that are held directly or indirectly by Non-Exempt Restricted Persons, the Investor should successively "look-through" each holder of a direct or indirect beneficial interest in the Investor until it reaches a natural person, an Exempt Person, or a Non-Exempt Restricted Person. Please see Rule 5130 for more information regarding the determination of this percentage.

2.            Does the Investor employ "carve back" or carve out provisions in accordance with Rule 5130 that restrict the participation of Non-Exempt Restricted Persons in the Investor's total gains and losses attributable to new issues, including those attributable to new issues purchased by the Fund?

☐ Yes (Please complete item 3 below)      ☐ No

3.            If the answer to item 2 is "yes", the percentage of beneficial interests in the Investor's gains and losses attributable to new issues purchased by the Fund that is directly or indirectly held in the aggregate by Non-Exempt Restricted Persons, determined in a manner consistent with item 1 of this Section III, but taking into account the "carve back" or "carve out" provisions described in item 2 above is, _____%9.

4.            Is any Non-Exempt Restricted Person that directly or indirectly has a beneficial interest in the Investor a person described in items 2-6 of Part A of Section II above?

☐ Yes            ☐ No

9 "Non-Exempt Restricted Person" means any person or entity described in items 1-12 of this Part A of Section II, other than a person or entity that is also described in items 1-11 of Part A of Section I.

Proprietary, Trade Secret and Confidential

5.            Do only certain of the Investor's partners, stockholders, members or other beneficial owners participate in the Investor's interest in the Fund?

☐ Yes (Please explain below and note that the Fund may require additional information)

☐ No

_______________________________________________________________________

IV.           DETERMINATION OF STATUS AS A COVERED PERSON

Unless the Investor has checked one or more of the boxes numbered 1 through 10 in Part A of Section I above, the Investor should check each box in Part A, Part B and Part C of this Section IV that is applicable to the Investor (and, if the Investor checks the box for an item, provide the additional information requested) or, if none of the categories in Part A, Part B or Part C is applicable, the Investor should check the box in Part D of this Section IV.

A.	The Investor:

☐    1. is an executive officer or director of a public company.10

If yes, name of company:

☐    2. is an executive officer or director of a covered non-public company.11

If yes, name of company:

☐    3. is a person materially supported12 by an executive officer or director of a public company or a covered non-public company.

If yes, name of company:

Persons described in 1, 2 or 3 above are referred to as "Covered Persons."

10 As used herein, a "public company" is any company that has a class of securities registered under Section 12 of the Exchange Act, or any company that files periodic reports pursuant to Section 15(d) of the Exchange Act.

11 As used herein, a "covered non-public company" means any non-public company, except for an unaffiliated charitable organization, satisfying any of the following three criteria:

(a) income of at least $1 million in the previous fiscal year or in two of the three previous fiscal years and shareholders' equity of at least $15 million;

(b) shareholders' equity of at least $30 million and an operating history of at least two years; or

(c) total assets and total revenue of at least $75 million in the latest fiscal year or in two of the three most recent fiscal years.

12 For this purpose, "material support" means directly or indirectly providing more than 25% of a person's income in the prior calendar year. Persons living in the same household are deemed to be providing each other with material support.

Proprietary, Trade Secret and Confidential

B.	The Investor:

☐      is a "private fund"13, managed by an investment adviser that does not have a control person14 in common with the Adviser, has assets greater than $50 million, whose Subscription represents less than 25% of the Subscriptions of the Fund, does not have a single investor which has a beneficial interest in the Investor of 25% or more and was not formed for the specific purpose of investing in the Fund.

If the above box B is checked, either:

☐    1. No "control person" of the adviser to the Investor that is a beneficial owner of the Investor is a Covered Person; or

☐    2. A "control person" of the adviser to the Investor that is a beneficial owner of the Investor is a Covered Person.

If Box B.1 is checked, skip Part C. If Box B.2 is checked, please answer Part C with respect to all such control persons. Other persons with a beneficial interest in the Investor may be disregarded.

C.	The Investor:

☐    1. is an entity in which one or more Covered Persons have a beneficial interest.

If Box C.1 is checked, number of public companies or non-public companies for which the above is applicable           .

Persons described in items 1, 2 or 3 of Part A of this Section IV or in item 1 of Part C of this Section IV are referred to as "Non-Exempt Covered Persons."

2.     In order to assess the level of beneficial interest in the Investor by Covered Persons with respect to any public company or covered non-public company, please provide the additional information below.

For clarification, the Investor should check multiple boxes if, for instance, beneficial interests of Covered Persons with respect to one company are 7% and another company are 17%.

The Investor:

☐    is an entity in which one or more Covered Persons, all being Covered Persons with respect to the same public company or covered non-public company, have, in the aggregate, a <5% beneficial interest.

If checked, number of public companies or covered non-public companies for which the above is applicable           .

13 As used herein "private fund" means an issuer that would be an investment company as defined in Section 3 of the 1940 Act but for Section 3(c)(1) or Section (c)(7) of that Act.

14 As used herein "control person" of an investment adviser means a person with direct or indirect "control" (as defined in Form ADV) over the investment adviser. Control generally is the power, directly or indirectly, to direct the management or policies of a person whether through ownership of securities, by contract or otherwise.

Proprietary, Trade Secret and Confidential

☐    is an entity in which one or more Covered Persons, all being Covered Persons with respect to the same public company or covered non-public company, have, in the aggregate, a >5% but <10% beneficial interest.

If checked, number of public companies or covered non-public companies for which the above is applicable           .

☐    is an entity in which one or more Covered Persons, all being Covered Persons with respect to the same public company or covered non-public company, have, in the aggregate, a >10% but <25% beneficial interest.

If checked, number of public companies or covered non-public companies for which the above is applicable           .

☐    is an entity in which one or more Covered Persons, all being Covered Persons with respect to the same public company or covered non-public company, have, in the aggregate, a 25% or greater beneficial interest.

If checked, number of public companies or covered non-public companies for which the above is applicable           .

If any of the boxes in Part C of this Section IV are checked, please provide the name of each "public company" or "covered non-public company" and the relevant percentage beneficial interest for each in the space below.

☐            D.            None of the above categories in Part A, Part B or Part C of this Section IV is applicable to the Investor.

Proprietary, Trade Secret and Confidential

EXHIBIT I

ALL INVESTORS MUST COMPLETE THIS EXHIBIT

FINANCIAL INDUSTRY REGULATORY AUTHORITY

ASSOCIATIONS AND AFFILIATIONS QUESTIONNAIRE

Unless otherwise indicated, capitalized terms used without definition in this Exhibit shall have the respective meanings specified in the attached Subscription Agreement.

The Fund from time to time may be required to provide certain information related to FINRA, FINRA associations and affiliations of the Fund and its Partners in connection with public offerings involving the Fund's portfolio companies under various rules adopted by FINRA. As a result, the Fund is seeking certain information regarding the FINRA associations and affiliations of the Investor.

The Investor has completed this Exhibit I pursuant to Section 2(t) of the attached Subscription Agreement. The Investor represents and warrants that the information provided by the Investor in this Exhibit I is true and accurate.

The Investor acknowledges and agrees that, as part of the Adviser's administration and operation of the Fund, the Adviser may disclose the information provided by the Investor in this Questionnaire to the extent the Adviser determines in good faith that such disclosure is necessary or advisable, or has been reasonably requested, in connection with the public offering of a Portfolio Company.

GENERAL INSTRUCTIONS

The Investor should follow the Instructions for Sections I-II to complete this Questionnaire.

I.            DETERMINATION OF SPECIFIC FINRA ASSOCIATIONS AND AFFILIATIONS

The Investor should check each box in Part A of this Section I that is applicable to the Investor (and provide the additional information requested by any category that applies to the Investor) or, if none of the categories in Part A is applicable, the Investor should check the box in Part B of this Section I.

A.            The Investor:

☐            1.             is a FINRA member.

Name of FINRA member:

☐            2.             is an associated person1 of a FINRA member.

Name of FINRA member:

1.A person "associated with" a FINRA member means a sole proprietor, partner, officer, director, or branch manager of such member, or other natural person occupying a similar status or performing similar functions, or a natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA member (including, without limitation, as a result of being an employee of the FINRA member, whether or not any such person is registered or exempt from registration with FINRA under the by-laws, or rules of FINRA) and also includes a natural person who is registered or has applied for registration under the rules of FINRA.

Proprietary, Trade Secret and Confidential

☐            3.             is an immediate family member2 of a person described in item 2 above.

Name of FINRA member with respect to which the person specified in item 2 is an associated person:

2.As used herein, the term "immediate family" means parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, except any person (other than a spouse or child) who does not live in the same household as, have a business relationship with, provide "material support" (as defined below) to or receive material support from, the person described in item 2 above. In addition, "immediate family" includes any other person who either lives in the same household as, provides material support to, or receives material support from, the person described in item 2 above. The term "material support" includes, without limitation, the direct or indirect provision of more than 25% of a person's income in the prior calendar year.

Proprietary, Trade Secret and Confidential

☐            4.             an affiliate3 of a FINRA member.

Name of FINRA member of which the Investor is an affiliate:

☐            5.             acts as a finder in connection with public offerings of securities, acts as counsel, financial consultant or advisor to underwriters in connection with public offerings of securities or is an employee of, or is otherwise associated with, a firm or entity that acts in such capacity.

Name of the person described in this item 5 and any firm with which such person is employed or otherwise associated:

☐            6.             to the extent not otherwise covered by items 1-5 above, is an employee of or otherwise related (through an investment or business relationship) to a person described in items 1-4 above.

Please describe the relationship and the FINRA member with which the person specified in this item 6 (or the person described in items 1-4 above) is employed or has the relationship:

☐            B.            The Investor is not described by any of the categories in Part A of this Section I.

3 As used herein, the term “affiliate” means a “company” (as defined below) which controls, is controlled by or is under common control with a FINRA member. The term “affiliate” is presumed to include, but is not limited to, the following: (i) a company is presumed to control a FINRA member if the company beneficially owns 10% or more of the outstanding voting securities of a FINRA member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a FINRA member which is a partnership; (ii) a FINRA member is presumed to control a company if the FINRA member and persons associated with the FINRA member beneficially own 10% or more of the outstanding voting securities of a company which is a corporation, or beneficially own a partnership interest in 10% or more of the distributable profits or losses of a company which is a partnership; (iii) a company is presumed to be under common control with a FINRA member if: (a) the same natural person or company controls both the FINRA member and such company by beneficially owning 10% or more of the outstanding voting securities of such member or company which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of such FINRA member or company which is a partnership; or (b) a person having the power to direct or cause the direction of the management or policies of the FINRA member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question. Notwithstanding the foregoing, none of the following shall be presumed to be an affiliate of a FINRA member: (i) an investment company registered with the SEC pursuant to the 1940 Act; (ii) a “separate account” as defined in Section 2(a)(37) of the 1940 Act; (iii) a “real estate investment trust” as defined in Section 856 of the Code; (iv) a “direct participation program” as defined in FINRA Rule 2310(a); and (v) a corporation, trust, partnership or other entity issuing financing instrument-backed securities which are rated by a nationally recognized statistical rating organization in one of its four highest generic rating categories. As used herein, “company” means a corporation, a partnership, an association, a joint stock company, a trust, a fund, or any organized group of persons whether incorporated or not; or any receiver, trustee in bankruptcy or similar official or any liquidating agent for any of the foregoing, in his capacity as such.

Proprietary, Trade Secret and Confidential

II.            OTHER RELATIONSHIPS

To the extent not already covered by Part A of Section I above, please describe below any other association or affiliation that the Investor has with any FINRA member. Please include the name of the FINRA member. If none, please leave blank.

Proprietary, Trade Secret and Confidential

APPENDIX A

EXEMPT PERSONS

1.            An investment company registered under the 1940 Act.

2.            A common trust fund or similar fund as described in Section 3(a)(12)(A)(iii) of the Exchange Act, if the fund (a) has investments from 1,000 or more accounts, and (b) does not limit beneficial interests in the fund principally to trust accounts of Participating Members.

3.            An insurance company general, separate or investment account, if (a) the account is funded by premiums from 1,000 or more policyholders, or, if a general account, the insurance company has 1,000 or more policyholders; and (b) the insurance company does not limit the policyholders whose premiums are used to fund the account principally to Participating Members, or, if a general account, the insurance company does not limit its policyholders principally to Participating Members.

4.            A publicly traded entity (other than a broker-dealer or an affiliate of a broker-dealer where such broker-dealer is authorized to engage in public offerings of securities either as a selling group member or underwriter) that: (a) is listed on a national securities exchange or (b) is a foreign issuer whose securities meet the quantitative designation criteria for listing on a national securities exchange.

5.            An investment company organized under the laws of a foreign jurisdiction if (a) the investment company is listed on a foreign exchange or authorized for sale to the public by a foreign regulatory authority, (b) no person owning more than 5% of the shares of the investment company is a Participating Member, the investment company has 100 or more direct investors, or the investment company has 1,000 or more indirect investors, and (c) the investment company was not formed for the specific purpose of permitting Restricted Persons to invest in new issues.

6.            An ERISA benefits plan that is qualified under Section 401(a) of the Code and such plan is not sponsored solely by a broker-dealer.

7.            An employee retirement benefits plan organized under and governed by the laws of the United States or of a foreign jurisdiction, provided that such plan or family of plans (a) has, in aggregate, at least 10,000 plan participants and beneficiaries and $10 billion in assets, (b) is operated in a non-discriminatory manner insofar as a wide range of employees, regardless of income or position, are eligible to participate without further amendment or action by the plan sponsor, (c) is administered by trustees or managers that have a fiduciary obligation to administer the funds in the best interests of the participants and beneficiaries, and (d) is not sponsored solely by a broker-dealer.

8.            A state or municipal government benefits plan that is subject to state or municipal regulation.

9.            A tax exempt charitable organization under Section 501(c)(3) of the Code.

10.          A church plan under Section 414(e) of the Code.

Proprietary, Trade Secret and Confidential

EXHIBIT J

ALL INVESTORS MUST COMPLETE THIS EXHIBIT PLEASE ANSWER EACH QUESTION BELOW BY CHECKING EACH BOX THAT CORRECTLY DESCRIBES THE INVESTOR

FINANCIAL INDUSTRY REGULATORY AUTHORITY

RULE 2111 QUESTIONNAIRE

Unless otherwise indicated, capitalized terms used without definition in this Exhibit shall have the respective meanings specified in the attached Subscription Agreement.

The Investor has completed this Exhibit J pursuant to Section 2(u) of the attached Subscription Agreement. The Investor represents that the information provided by the Investor in this Exhibit J is true and accurate. The Investor acknowledges and agrees that the Adviser, any of its affiliates and third-party service providers of the Fund, the Adviser and any of their affiliates may rely on the information provided by the Investor in this Exhibit J.

Suitability Certification Pursuant to FINRA Rule 2111

The Investor represents and warrants that it is an "Institutional Account" as defined in FINRA Rule 4512(c)1 (check the applicable box below):

Yes          ☐                        No            ☐

1.	If the Investor checked "yes" above, the Investor further acknowledges that (check all of the applicable boxes below):

☐	(a) it is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities;

☐	(b) it will exercise independent judgment in evaluating all securities recommendations, unless it has otherwise notified the Adviser in writing; and

☐	(c) it will notify the Adviser if anything in this certification ceases to be true.

2.	If the Investor is unable to make one or more of the acknowledgements in (a) through (c) above, please contact the Adviser.

1 The term "Institutional Account" means the account of: (1) a bank, savings and loan association, insurance company or registered investment company; (2) an investment adviser registered either with the SEC under Section 203 of the Investment Advisers Act or with a state securities commission (or any agency or office performing like functions); or (3) any other person (whether a natural person, corporation, partnership, trust or otherwise) with total assets of at least $50 million as of the date of execution of this document (whether such assets are invested for such person's own account or under management for the account of others).

Global Fund Privacy Notice

Third Point Private Capital Partners (the "Fund")

About this privacy notice

The Fund is a data controller, financial institution, or business, respectively, in respect of your personal data for the purposes of applicable data protection laws, such as the European Union's General Data Protection Regulation ("GDPR"), and the GDPR as incorporated into and retained by, the laws of the United Kingdom (the "UK GDPR"), the Data Protection Act (2021 Revision) of the Cayman Islands, the Data Protection Act, 2021 of the British Virgin Islands, the Data Protection Bailiwick of Guernsey, 2017 (the "DPLs"), the Gramm-Leach-Bliley Act ("GLBA"), and the California Consumer Privacy Act of 2018, as amended by the California Privacy Rights Act of 2020, and any regulations promulgated thereunder (the "CCPA", the DPLs, the GLBA, the UK GDPR, together with the GDPR, collectively, the "Data Protection Laws"). The Fund is responsible for ensuring that it uses your personal data in compliance with such Data Protection Laws.

The Fund will generally process personal data provided to it in connection with a potential investment or consummated investment in the Fund and in furtherance of its legal obligations under applicable law. International Fund Services (N.A.), L.L.C. ("IFS"), the Fund's sub-administrator, will process personal data provided to it in connection with an investment in the Fund. This privacy notice should be read in conjunction with the Data Privacy Notice of IFS, which can be accessed at https://www.statestreet.com/disclosures-and-disclaimers/privacy.

This privacy notice applies to you to the extent your personal data is subject to any of the Data Protection Laws and (i) you have been or are contacted by the Fund in connection with an investment in the Fund, (ii) in certain circumstances, your personal data has been provided to the Fund by another person (such as where you are a director, partner, trustee, employee, agent or direct or indirect owner of an investor) in connection with an investment in the Fund or (iii) in certain circumstances, the Fund otherwise has or uses your personal data. This privacy notice sets out the bases on which personal data about you will be processed by the Fund.

If you are an individual, please take the time to read and understand this privacy notice.

If you are an entity or other body, you must provide a copy of this privacy notice to all individuals whose personal data you have provided (or will provide) to the Fund or its sub-administrator. These will include, for example, individuals whose information has been provided in relation to know-your-client procedures or the automatic exchange of information for tax purposes (e.g., under FATCA or CRS), individuals who are authorised to give instructions regarding your investment, and individuals who have communicated with the Fund and/or its sub-administrator.

Proprietary, Trade Secret and Confidential

Contacting the Fund

If you would like further information on the collection, use, disclosure, transfer or other processing of your personal data or the exercise of any of the rights listed below, please contact Investor Relations at +1 (212) 715-6707, at ir@thirdpoint.com, or via our toll-free number +1 (844) 373-7646.

Personal data that the Fund processes

The Fund processes the following types of personal data about you:

(a)	Information provided to the Fund by you or (if different) the investor: This includes your name and address, e-mail address, contact details, date of birth, gender, nationality, photograph, signature, social security number, occupational history, job title, income, assets, account balance, other financial information, bank details, investment and transaction history, financial situation, tax residency and tax identification information. Such information might be provided in a subscription agreement or in other documents (in connection with your subscription, continued investment or at other times), face-to-face, by telephone, by email or otherwise.

(b)	Information that the Fund collects or generates: This includes information relating to your (or, if different, an investor's) emails (and related data), call recordings and website usage data.

(c)	Information that the Fund obtains from other sources: This includes information obtained for the purpose of the Fund's know-your-client procedures (which include anti-money laundering procedures, counter-terrorist financing procedures, politically-exposed-person checks, sanctions checks, among other things) or tax purposes (e.g., under FATCA or CRS), information from public websites and other public sources and information received from your (or, if different, the investor's) advisers or from intermediaries.

Uses of your personal data

Your personal data may be stored and processed by the Fund for the following purposes:

(a)	Assessing and processing potential and actual investments in the Fund and other share or interest dealings, including eligibility, performing know-your-client procedures, automatically exchanging information for tax purposes (e.g., under FATCA or CRS), issuing and redeeming shares or interests, receiving payments from and making payments to the investor or intermediaries, calculating net asset value, and overseeing these processes.

(b)	General business administration, including communicating with and servicing of investors, communicating with service providers and counterparties, accountancy and audit services, risk monitoring, the administration of IT systems and monitoring and improving products.

(c)	Compliance with legal and regulatory obligations and industry standards, including know-your-client procedures, the automatic exchange of tax information and legal judgments.

(d)	With respect to information shared with Third Point Private Capital LLC and its affiliates (collectively, the "Investment Manager") their everyday business activities relating to the Fund, such as investor relations, discussions with the Fund's service providers and counterparties, decision-making in relation to the Fund, and business strategy, development, and marketing.

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Proprietary, Trade Secret and Confidential

Lawful grounds for processing

Subject to the Data Protection Laws, the Fund processes your personal data in these ways on the following lawful grounds:

(a)	If you are the potential investor, you may enter into an investment contract with the Fund and some processing will be necessary for the performance of such contracts, or will be done at your request prior to entering into such contracts.

(b)	Processing may be necessary to discharge a relevant legal or regulatory obligation in the EEA, the UK, the British Virgin Islands, or the Cayman Islands, as applicable.

(c)	The processing will, in all cases, be necessary for the legitimate business interests of the Fund, the Investment Manager, the Fund's sub-administrator, or other service providers, such as:

(i)	carrying out the ordinary or reasonable business activities of the Fund, the Investment Manager, the Fund's sub-administrator or other service providers, or other activities previously disclosed to the Fund's investors or referred to in this privacy notice;

(ii)	ensuring compliance with all legal and regulatory obligations and industry standards, and preventing fraud;

(iii)	establishing, exercising or defending legal rights or for other purposes relating to legal proceedings; and

(iv)	ensuring the security of information systems.

(d)	The Fund will only process your personal data in pursuance of its legitimate interests where the Fund has considered that the processing is necessary and, on balance, the Fund's legitimate interests are not overridden by your legitimate interests, rights or freedoms.

(e)	Subject to the Data Protection Laws, in respect of any processing of sensitive personal data falling within special categories, such as any personal data relating to the political opinions of a politically exposed person, the processing will be necessary for reasons of substantial public interest.

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Proprietary, Trade Secret and Confidential

Disclosure of your personal data to third parties

The Fund may from time to time, for the purposes described above, disclose your personal data to the following categories of third parties: (a) the Investment Manager and its affiliates, (b) the Fund's sub-administrator and its affiliates, (c) professional advisors such as law firms and accountancy firms, (d) other service providers of the Fund, the Investment Manager and the Fund's sub-administrator, including technology service providers, (e) counterparties, (f) courts and regulatory, tax and governmental authorities, and (g) other third parties with your consent. Some of these persons will process your personal data in accordance with the Fund's instructions as data processors or service providers under applicable Data Protection Laws and others will themselves be responsible for their use of your personal data as data controllers or businesses under such laws.

We do not disclose nonpublic personal information about our investors or former investors to any nonaffiliated parties except as otherwise stated in this privacy notice. The disclosures referenced above are for Third Point related business purposes, such as to process your transactions, maintain your accounts, provide you with account statements, and to respond to court orders and legal investigations.

How we protect your personal data

Third Point employs a layered approach to cybersecurity using multiple overlapping policies, procedures, and technologies to insure the confidentiality, integrity, and availability of our most sensitive assets. We employ many administrative, technical, and physical controls for defense-in-depth. For additional information please reference the overview of cybersecurity policies and controls (Appendix E) in the Third Point DDQ.

Necessity of personal data for an investment in the Fund

The provision of certain personal data is necessary for shares in the Fund to be issued to any investor and for compliance by the Fund and its service providers with certain legal and regulatory obligations. Accordingly, if certain personal data is not provided when requested, a subscription for shares might not be accepted or shares might be compulsorily redeemed.

Retention of personal data

How long the Fund holds your personal data for will vary. The retention period will be determined by various criteria, including the purposes for which the Fund is using it (as it will need to be kept for as long as is necessary for any of those purposes) and legal obligations (as laws or regulations may set a minimum period for which the Fund has to keep your personal data).

Former investors

We maintain personal data of former investors and apply the same policies and procedures that apply to our current investors.

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Proprietary, Trade Secret and Confidential

Individuals Located in (as Residents) the European Union, European Economic Area, United Kingdom, Cayman Islands, the British Virgin Islands or the Bailiwick of Guernsey

This section applies to the extent you have rights under GDPR, UK GDPR, or the DPLs.

Transfers of your personal data outside the European Economic Area

Your personal data may be transferred to and stored by persons outside the European Economic Area (the "EEA") or the UK, and in particular may be transferred to and stored by affiliates or service providers of the Fund or the Fund's sub-administrator outside the EEA or the UK.

Where personal data is transferred outside the EEA or the UK by the Fund, the Fund will take appropriate safeguards with respect to such transfer. For example, the country to which the personal data is transferred may be approved by the European Commission or the UK Government, the recipient may have agreed to model contractual clauses approved by the European Commission or the UK Government that oblige them to protect the personal data.

You can obtain more details of the protection given to your personal data when it is transferred outside the EEA or the UK by contacting the Fund using the details set out under "Contacting the Fund" above.

Transfers of your personal data outside the Cayman Islands

Your personal data may also be transferred to and stored by persons outside of the Cayman Islands. Where this takes place, we will ensure that the transfer is subject to appropriate safeguards or is otherwise permitted by the DPL or other applicable law.

You can obtain more details of the protection given to your personal data when it is transferred outside the Cayman Islands by contacting the Fund using the details set out under "Contacting the Fund" above.

Transfers of your personal data outside the British Virgin Islands

Your personal data may also be transferred to and stored by persons outside of the British Virgin Islands. Where this takes place, we will ensure that the transfer is subject to appropriate safeguards or is otherwise permitted by the DPL or other applicable law.

You can obtain more details of the protection given to your personal data when it is transferred outside the British Virgin Islands by contacting the Fund using the details set out under "Contacting the Fund" above.

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Proprietary, Trade Secret and Confidential

Transfers of your personal data outside the Bailiwick of Guernsey

Your personal data may also be transferred to and stored by persons outside of the Bailiwick of Guernsey. Where this takes place, we will ensure that the transfer is subject to appropriate safeguards or is otherwise permitted by the DPL or other applicable law.

You can obtain more details of the protection given to your personal data when it is transferred outside the Bailiwick of Guernsey by contacting the Fund using the details set out under "Contacting the Fund" above.

Your rights

Depending on where you are located and subject to the Data Protection Laws, you may have a number of legal rights in relation to the personal data that the Fund holds about you. These rights include the following:

(a)	The right to obtain information regarding the processing of your personal data and access to the personal data that the Fund holds about you.

(b)	In some circumstances, the right to receive some personal data in a structured, commonly used and machine-readable format and the right to request that the Fund transmits that data to a third party where this is technically feasible. Please note that this right only applies to personal data which you have provided to the Fund.

(c)	The right to request that the Fund rectifies your personal data if it is inaccurate or incomplete.

(d)	The right to request that the Fund erases your personal data in certain circumstances. Please note that there may be circumstances where you ask the Fund to erase your personal data but the Fund is legally entitled to retain it.

(e)	The right to object to, and the right to request that the Fund restricts, its processing of your personal data in certain circumstances. Again, there may be circumstances where you object to, or ask the Fund to restrict, its processing of your personal data but the Fund is legally entitled to continue processing your personal data or to refuse that request.

(f)	The right to stop or not begin direct marketing.

(g)	The right to be informed of a personal data breach (unless the breach is unlikely to be prejudicial to you).

(h)	The right to lodge a complaint with the data protection regulator (details of which are provided below) if you think that any of your rights have been infringed by the Fund.

(i)	The right to be free from unlawful discrimination for exercising your data protection rights.

You can exercise your rights by contacting the Fund using the details set out under "Contacting the Fund" above. You can find out more information about your rights by contacting an EU data regulator (https://edpb.europa.eu/about-edpb/about-edpb/members_en), or about the rights you may have under the UK GDPR by contacting the UK's Information Commissioner's Office, or by searching their website at ico.org.uk. For more information about the rights you may have under the Cayman Islands DPL, please contact the Cayman Islands Data Protection Ombudsman whose details are available at www.ombudsman.ky. The office of the British Virgin Islands Information Commissioner has not yet been established, but this privacy notice will be updated on its establishment. For more information about the rights you may have under the Bailiwick of Guernsey DPL, please contact the Office of the Data Protection Authority whose details are available at https://www.odpa.gg.

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Proprietary, Trade Secret and Confidential

Automated decision-making

The Fund will not take decisions producing legal effects concerning you, or otherwise significantly affecting you, based solely on automated processing of your personal data, unless the Fund has considered the proposed processing in a particular case and concluded in writing that it meets the applicable requirements under the DPLs.

Individuals Located in (as Residents) California

If you are a California resident, this section provides you with information concerning your rights under the CCPA. Please note that these disclosures and the rights described below do not apply to information collected, processed, used, and used by the Fund under the GLBA (and its implementing regulations) or the California Financial Privacy Act.

Categories of Personal Information Collected and Disclosed

The following section details the categories of personal information about California residents we may have (i) collected and/or (ii) disclosed for our business and commercial purposes in the past 12 months. Not all categories have been collected or disclosed for every individual.

Category A. Identifiers such as a real name, alias, postal address, unique personal identifier, online identifier, IP address, email address, account name, social security number, driver's license number, passport number, or other similar identifiers.

•	We Collected: Yes — Name, alias, postal address, unique personal identifier, online identifier, email address, account name, social security number, driver's license number, passport number.
•	We Disclosed: Yes, to affiliates, service providers, and other vendors for provision of services.

Category B. Personal information as defined in the California customer records law, meaning information that identifies, relates to, describes, or is capable of being associated with, a particular individual, including, but not limited to, name, signature, social security number, physical characteristics or description, address, telephone number, passport number, driver's license or state identification card number, insurance policy number, education, employment, employment history, bank account number, credit card number, debit card number, or any other financial information, medical information, or health insurance information.

•	We Collected: Yes – Name, signature, social security number, physical characteristics or description, address, telephone number, passport number, driver's license or state identification card number, education, employment, employment history, financial information, medical information.
•	We Disclosed: Yes, to affiliates, service providers, and other vendors for provision of services.

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Proprietary, Trade Secret and Confidential

Category C. Characteristics of protected classifications under California or federal law including Age (40 years or older), race, color, ancestry, national origin, citizenship, religion or creed, marital status, medical condition, physical or mental disability, sex (including gender, gender identity, gender expression), pregnancy or childbirth and related medical conditions, sexual orientation, veteran or military status, genetic information (including familial genetic information).

•	We Collected: Yes – collected characteristics of protected classifications under California or federal law, such as citizenship, sex, and national origin.
•	We Disclosed: Yes, to affiliates, service providers, and other vendors for provision of services.

Category D. Commercial Information, including personal property records, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies.

•	We Collected: Yes – products or services purchased, obtained, or considered.
•	We Disclosed: Yes, to affiliates and service providers.

Category E. Biometric information, including imagery of the iris, retina, fingerprint, face, hand, palm, vein patterns, and voice recordings, from which an identifier template, such as a faceprint, a minutiae template, or a voiceprint, can be extracted, and keystroke patterns or rhythms, gait patterns or rhythms, and sleep, health, or exercise data that contain identifying information.

•	We Collected: No
•	We Disclosed: No

Category F. Internet or other electronic network activity information, such as browsing history, search history, and information regarding interactions with our Websites, applications, or advertisements.

•	We Collected: Yes
•	We Disclosed: Yes, to affiliates and service providers.

Category G. Geolocation Data, such as device location and IP location

•	We Collected: Yes, in regards to your interactions with Third Point owned websites.
•	We Disclosed: Yes, to affiliates and service providers.

Category H. Audio, electronic, visual, thermal, olfactory, or similar information.

•	We Collected: Yes – audio, visual, electronic.
•	We Disclosed: Yes, to affiliates, service providers, and other vendors for provision of services.

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Proprietary, Trade Secret and Confidential

Category I. Professional or employment-related information, such as employer name and role/title.

•	We Collected: Yes
•	We Disclosed: Yes, to affiliates and service providers.

Category J. Education information subject to the federal Family Education Rights and Privacy Act, such as student records.

•	We Collected: No
•	We Disclosed: No

Category K. Inferences drawn from any of the information listed above to create a profile or summary about, for example, an individual's preferences, characteristics, psychological trends, predispositions, behavior, attitudes, intelligence, abilities, and aptitudes.

•	We Collected: No
•	We Disclosed: No

We also collect, or may collect, sensitive personal information such as the following personal information that consists of:

•	Government Identifiers, such as Social Security Number, driver's license, state ID, or passport number;
•	Racial or ethnic origin, religious or philosophical beliefs; and
•	Contents of postal mail, email, and text messages unless Third Point is the intended recipient of the communication.

We do not "sell" or "share" (as such terms are defined by the CCPA) personal information or sensitive personal information about California residents, including those residents we know to be under sixteen years old.

We only use and disclose sensitive personal information as reasonably necessary (i) to perform our services requested by you; (ii) to prevent, detect, and investigate security incidents; (iii) to detect, prevent, and respond to malicious, fraudulent, deceptive, or illegal conduct; (iv) to verify or maintain the quality and safety of our services, (v) for compliance with our legal obligations; (vi) to our service providers who perform services on our behalf; and (vii) for purposes other than inferring characteristics about you. We do not use or disclose your sensitive personal information other than as authorized by section 7027 of the CCPA regulations (Cal. Code. Regs., tit. 11 § 7027 (2022)).

Sources and purposes for collecting personal information

The categories of sources from which we collect personal information and the business and commercial purposes for which we collect and disclose the personal information are set forth above in the sections titled "Personal data that the Fund processes" and "Uses of your personal data," respectively.

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Proprietary, Trade Secret and Confidential

Individual Rights and Requests

If you are a California resident, you may request that we:

1.	Right to Know & Right to Access. Disclose to you the following information covering the 12 months preceding your request:

•	The categories of personal information we collected about you;
•	The categories of sources from which we collected personal information about you;
•	The specific pieces of personal information we collected about you;
•	The business or commercial purpose for collecting personal information about you; and
•	The categories of personal information about you that we disclosed, and the categories of third parties to whom we disclosed such personal information. You also have the right to receive your personal information in a structured and commonly used format so that it can be transferred to another entity.

2.	Right to Delete. Delete personal information we collected from you (under certain circumstances)

3.	Right to Correct. Rectify your Personal Data if it is inaccurate, outdated, or incomplete (in certain circumstances).

4.	Right to Opt-Out. Opt you out of the sale or sharing of your personal information to Third Parties. As noted above, however, we do not currently "sell" or "share" personal information about California residents, including those we know to be under sixteen years old.

5.	Right to Limit Sharing or Disclosure of Sensitive Personal Information. Limit the use and disclosure of your sensitive personal information that go beyond uses and disclosures specifically authorized by the CCPA. However, as stated above, we do not use or disclose sensitive personal information about California residents beyond those authorized purposes.

6.	Right to Non-Discrimination. You have the right to be free from unlawful discrimination for exercising your rights under the CCPA.

You can exercise your rights by contacting the Fund using the details set out under "Contacting the Fund" above. You can find out more information about your rights by contacting the California regulator, or by searching their website at https://leginfo.legislature.ca.gov.

We will verify and respond to your request consistent with applicable law, taking into account the type and sensitivity of the personal information subject to the request. For your protection, we may need to request additional information from you (such as your name, email address, mailing address, and relationship with us) in order to verify your identity and protect against fraudulent requests. If you make a deletion request, we may ask you to verify your request before we delete your personal information. We reserve the right to deny your request in accordance with applicable law if we cannot verify you or your authority to make the request.

You may designate someone to act on your behalf as your authorized agent to exercise some of your privacy rights. Your authorized agent may need to provide documentation supporting the agent's authority to make a request on your behalf. We may also require that you directly verify your identity and the authority of the authorized agent.

For questions and concerns regarding our privacy policies and information practices, please feel free to contact us in accordance with the "Contacting Us" section above.

Effective Date: September 19, 2024

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Proprietary, Trade Secret and Confidential

To exercise your opt-out rights under the Gramm-Leach-Bliley Act, if any, you may choose to complete the below form.

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EXHIBIT K

ALL INVESTORS MUST COMPLETE THIS EXHIBIT

ANTI-MONEY LAUNDERING SUPPLEMENT

(A)  Name of the bank from which your payments to the Fund will be wired (the "Wiring Bank"):

(B) Is the Wiring Bank located in the United States?	☐ YES
☐ NO
If NO, please list the jurisdiction:

(C) Are you a customer of the Wiring Bank?	☐ YES
☐ NO
If NO, please provide an explanation as to the relationship between the Investor and the account holder at the Wiring Bank from which funds are being transferred and the rationale for such arrangement:

NOTE: If the answer to (B) or (C) above is NO, please contact State Street Bank and Trust Company at THIRDPOINTBDCTA_INQ@STATESTREET.COM or call (617) 662-7100. The Fund or the Adviser may require the Investor to provide additional documentation if the answer to either of these items is NO.

(D)	Please provide a short narrative summary of the source(s) of funds used to make this investment and a supporting record. An acceptable record of source of funds may include: (i) an email certification from the Investor indicating (x) the nature of the Investor's business AND (y) the source of the Investor's funds; OR (ii) the first page of the Investor's bank statement.

Proprietary, Trade Secret and Confidential

(E)	For entities only, is the Investor (please check all that apply):

(1)   A national or regional government, a public body that manages public debt, or a central bank in a country that is a member of the Financial Action Task Force[1]?

NOTE: If the answer to Item (E)(1) is YES, please evidence this as appropriate, e.g., by providing a copy of the government charter establishing said body.

☐ YES ☐ NO

(2)   A financial institution (e.g., a bank or broker-dealer) that is: (i) subject to the Cayman Islands Anti-Money Laundering Regulations (as amended) (the "Regulations"), or based in, or formed under, the laws of a country that is a member of the Financial Action Task Force[2]; AND (ii) acting in the course of business in relation to which a regulatory authority (such as the U.S. Financial Industry Regulatory Authority, the Securities & Futures Commission of Hong Kong and the Monetary Authority of Singapore) exercises regulatory functions and maintains beneficial ownership information regarding such institution?

NOTE: If the answer to Item (E)(2) is YES, please provide: (i) evidence of regulatory status, such as an extract from the applicable regulatory authority's register or a copy of the authorization or license; AND (ii) the name of the regulator below.

Name of Regulator:

☐ YES ☐ NO

(3)   Any entity whose common stock is listed on any of the following U.S. stock exchanges: NYSE American, International Securities Exchange, NASDAQ, National Stock Exchange or NYSE / NYSE Arca?

NOTE: If the answer to Item (E)(3) is YES, please provide: (i) evidence of listing status, such as an extract from the applicable exchange listing or a copy of the membership or listing approval; AND (ii) the name of the stock exchange below.

Name of Stock Exchange:

☐ YES ☐ NO

(4)   A majority-owned direct or indirect subsidiary of an entity referenced under Items (E)(2) – (3) above?

NOTE: If the answer to (E)(4) is YES, please provide: (i) evidence of the relationship between the parent entity and the subsidiary (this may be a structure chart); AND (ii) the name of the regulator or stock exchange of the Investor's parent entity below.

Name of Regulator/Stock Exchange of Parent:

☐ YES ☐ NO

If the answer to Items (E)(1) – (4) is NO, please proceed to Item (F) below. If the answer to any of Items (E)(1) – (4) is YES, please proceed to the "Certification of Authorized Representative of Investor" below.

1 The countries that are members of the Financial Action Task Force are Argentina, Australia, Austria, Belgium, Brazil, Canada, China, Denmark, European Commission, Finland, France, Germany, Greece, Gulf Co-operation Council, Hong Kong, China, Iceland, India, Ireland, Israel, Italy, Japan, Republic of Korea, Luxembourg, Malaysia, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States.

2 Please see preceding footnote for applicable list of jurisdictions.

Proprietary, Trade Secret and Confidential

(F)	Please provide the information in the table below, to the extent applicable, for:

(1) each natural person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns or controls ten percent (10%) or more of the equity, partnership, membership or similar interests of the Investor, or otherwise owns or controls the partnership, membership or similar interests of the Investor (each such person, a "10% Beneficial Owner");

NOTE: If the Investor is a trust, please proceed to Item (F)(4) directly below.

If any trust is a 10% Beneficial Owner of the Investor, please also provide, in the table below (as applicable), the information set out in Items (F)(4) – (5) for such trust.

(2) if the Investor is a company or limited liability company, to the extent not provided above, (A) at least two directors who are natural persons (or one, if there is only one director who is a natural person); OR (B) if the Investor does not have any directors (whether natural persons or entities), at least two officers, managers or equivalent persons who are natural persons (or one, if there is only one such natural person);

(3) if the Investor is a partnership, to the extent not provided above, (A) two partners; AND (B) the general partner(s), in each case who are natural persons;

(4) if the Investor is a trust:

(a)(A) each settlor (i.e., the person(s) whose property was settled on trust); (B) the protector (if any); (C) the enforcer (if any); (D) each trustee; AND (E) each person who, directly or indirectly, through any contract, arrangement, relationship or otherwise, is a trust beneficiary or otherwise owns, controls or is entitled to any of the trust's assets or proceeds, in each case, who are natural persons; and

(b) if the trustee is an entity, the natural persons described in Items (F)(1) and (5) with respect to such entity, unless such entity is otherwise exempt under Items (E)(1) – (4) above;

(5) to the extent not provided above, one natural person with significant responsibility for managing the Investor, such as: (A) an executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President or Treasurer); OR (B) any other individual who regularly performs similar functions; AND

(6) to the extent not provided above, each other natural person whom the Investor wishes the Fund to recognize as having the power to bind the Investor in connection with the Investor's investment in the Fund.

Name	Date of Birth	Address	U.S. Persons: Social Security Number	For Foreign Persons: Passport Number and Country of Issuance, or Other Similar Identification Number

Proprietary, Trade Secret and Confidential

(G)	For each natural person identified in the table above, please furnish: (i) one copy of an unexpired government-issued identification evidencing nationality/residence and bearing a photograph (e.g., identification page of the individual's passport or U.S. driver's license if a U.S. resident); AND (ii) one copy of proof of residential address.

(H)	For each natural person who is a 10% Beneficial Owner identified in the table above, please provide a short narrative summary of the source(s) of funds such person used to make this investment and a supporting record. An acceptable record of source of funds may include: (i) an email certification from the Investor indicating (x) the nature of the individual's business; AND (y) the source of the individual's funds; OR (ii) the first page of the individual's bank statement.

(I)	If the Investor is not a trust and there is no natural person who is a 10% Beneficial Owner identified in the table above, do you confirm that you have conducted an appropriate investigation and, to the best of your knowledge, no natural person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns ten percent (10%) or more of the equity, partnership, membership or similar interests of the Investor, or otherwise owns or controls the partnership, membership or similar interests of the Investor? ☐ YES ☐ NO

(J)	If (i) there are one or more entities which (x) are 10% Beneficial Owners of the Investor, OR (y) otherwise own or control the Investor; OR (ii) there is no natural person who is a 10% Beneficial Owner identified in the table above, please provide either (x) a structure chart, OR (y) an ownership register for each entity in the chain.

NOTE: ADDITIONAL DOCUMENTATION MAY BE REQUIRED. THE FUND RESERVES THE RIGHT TO REQUIRE ANY COPY DOCUMENTS REFERENCED IN THIS ANTI-MONEY LAUNDERING SUPPLEMENT BE PROVIDED AS ELECTRONIC COPIES CERTIFIED BY A SUITABLE CERTIFIER.

Certification of Authorized Representative of Investor

I, _______________________________, hereby certify, to the best of my knowledge, that the information provided in this Anti-Money Laundering Supplement is complete and correct.

Signature:	Date: _____________________

Proprietary, Trade Secret and Confidential

EXHIBIT L

LIST OF AUTHORIZED SIGNATORIES ON BEHALF OF INVESTOR